PILGRIM(R)
---------------------------
FUNDS FOR SERIOUS INVESTORS


                                                              SEMI-ANNUAL REPORT

                                                 Pilgrim Variable Products Trust

                                                                   June 30, 2000


                                                          U.S. EQUITY PORTFOLIOS
                                                                        MagnaCap
                                                         Research Enhanced Index
                                                            Growth Opportunities
                                                            MidCap Opportunities
                                                                  Growth + Value
                                                         Small Cap Opportunities

                                                  INTERNATIONAL EQUITY PORTFOLIO
                                                             International Value

                                                                INCOME PORTFOLIO
                                                                 High Yield Bond

-------
Pilgrim
Funds
-------

                               TABLE OF CONTENTS

Chairman's Message ........................................................    1

Portfolio Managers' Reports:

     U.S. Equity Portfolios ...............................................    2

     International Equity Portfolio .......................................   14

     Income Portfolio .....................................................   16

Index Descriptions ........................................................   18

Statements of Assets and Liabilities ......................................   19

Statements of Operations ..................................................   20

Statements of Changes in Net Assets .......................................   22

Financial Highlights ......................................................   25

Notes to Financial Statements .............................................   33

Portfolios of Investments .................................................   39

-------
Pilgrim
Funds
-------

                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Pilgrim Variable Products Trust (formerly Northstar Galaxy Trust). Effective April 30, 2000, the Trust opened three new Portfolios for investment, Pilgrim VP MagnaCap Portfolio, Pilgrim VP Growth Opportunities Portfolio and Pilgrim VP MidCap Opportunities Portfolio, all managed by seasoned investment professionals at Pilgrim Investments, Inc. Additionally, Emerging Growth Portfolio changed its name to SmallCap Opportunities Portfolio.

On May 1, 2000, ReliaStar Financial Corp., the indirect parent company of Pilgrim Investments, Inc., Adviser to the Portfolios, entered into an agreement under which it will be acquired by ING Groep N.V. The closing of the acquisition is expected to occur during the third quarter of 2000 contingent upon shareholder, Director/Trustee, and regulatory approval.

On October 29, 1999, ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc. On April 30, 2000, Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings
Chairman and Chief Executive Officer
Pilgrim Group, Inc.
July 31, 2000

-----------
U.S. Equity
Portfolio
-----------

                                                                       Portfolio
MAGNACAP PORTFOLIO                                              Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Howard N. Kornblue, Senior Vice President and Senior Portfolio Manager; G. David Underwood, CFA, Vice President and Director of Research; Robert M. Kloss, Equity Analyst.

Goal: The MagnaCap Portfolio seeks growth of capital, with dividend income as a secondary consideration. As a disciplined investment philosophy portfolio, MagnaCap invests in a very select group of companies that have been able to sustain growth over a 10-year period. In selecting portfolio securities, companies are generally assessed with reference to the following criteria as ideal:

* A company must have paid or had the financial capability from its operations to have paid a dividend in 8 out of the last 10 years.

* A company must have increased its dividend or had the financial capability from its operations to have increased its dividend at least 100% over the past 10 years.

*    Dividend payout must be less than 65% of current earnings.

* Long-term debt should be no more than 25% of the company's total capitalization, or a company's bonds must be rated at least A- or A-3.

* The current price should be in the lower half of the stock's price/earnings ratio range for the past ten years, or the ratio of the price of the company's stock at the time of purchase to its anticipated future earnings must be an attractive value in relation to the average for its industry peer group or that of the S&P 500 Composite Stock Price Index.

Market Overview: Stocks finished the second quarter with losses in all the major indexes. The S&P 500 index finished the second quarter down 2.7%, while the Dow Jones Industrial Average lost 4.0%. After reaching a record on March 10 of 5,049, the Nasdaq Composite Index fell 37% to 3,165 on May 23. Ultimately, the technology-heavy composite finished at 3,966, down 607, or 13.3%, for the second quarter. The index had a particularly strong June, increasing 16.6% - the fifth best month in Nasdaq" history. Leading the way higher in the broader market in the second quarter were drug stocks, and consumer and food stocks. Merger agreements struck by Bestfoods and Nabisco helped bolster the whole food sector. The vastly different picture on the technology side of the market also encompassed telecommunications stocks, with AT&T, Ericsson and Motorola coming in as some of the biggest decliners. The market focused on earnings. One of the biggest drivers of the stock market has been corporate earnings preannouncements. Surprises on the profit front have roiled whole sectors of the stock market. On June 28 the Federal Reserve decided to hold the line on interest rates, choosing to pause after raising them six times since last June. The central bank's decision came amid signs the U.S. economy is slowing. As a result, the federal funds rate remained at 6.5%, the highest level in nine years. Over the last year, the Federal Reserve has been boosting interest rates in an effort to slow the economy and keep inflation from escalating. They are seeking to achieve a "soft landing" in which growth slows enough to keep inflation under control but not so much that it threatens the country's record
9.5 year economic expansion.

Performance: For the period from May 8, 2000 (commence-ment of operations) through June 30, 2000, the Portfolio's shares, excluding any charges, declined 0.20% versus the S&P 500 Index which declined 0.72% for the same period.

Portfolio Specifics: The Portfolio has very explicit investment criteria which normally determine the kinds of companies that qualify for inclusion in the portfolio. Out of a universe of approximately 4,000 publicly traded companies, and based upon both in-house and external research, we aim to select equities which we believe will be most likely to exhibit a high degree of performance. At the end of June 2000, the top industry groups were integrated oil, electronic components-semiconductors, diversified manufacturing operations, medical products, and life/health insurance. The top stock holdings were Chevron, AFLAC, Intel, Best Buy, and American International Group.

Market Outlook: Going forward, we will continue to employ a "bottom-up" approach to stock selection, drawing from the pool of companies that come closest to meeting the Portfolio's strict investment criteria given market conditions, the circumstances of the company and the sector within which it falls. The bull market in U.S. stocks is in its ninth year. It has been firmly based on extraordinary changes in the economy that have given us the longest economic expansion in U.S. history. This bull market has been one of the best in U.S. history and we believe it is likely to continue for several reasons. First, the economic expansion that has propelled stock prices higher has been one of the most durable. It has been accompanied by mild inflation, job creation and high-quality profit growth. Second, the current economic and market cycles have benefited from several long-term structural changes. This includes a notable reduction in the government's budget deficit. There has also been a shift to a more sophisticated, technology driven private sector that has spurred widespread productivity gains, which offers new opportunities for growth and jobs. Most bull markets end when stocks are overpriced. However, it has traditionally been extremely difficult to identify the degree of overpricing at which any particular bull market will end. We believe stock prices can continue to rise selectively in 2000 in concert with improvements in corporate earnings and cash flows. Accordingly, we intend to remain almost fully invested, selecting stocks on the basis described at the beginning of this paragraph.

Portfolio
Managers' Report                                              MAGNACAP PORTFOLIO
--------------------------------------------------------------------------------

                                   Total Returns for the
                                       Period Ended
                                       June 30, 2000
                                      ---------------
                                      Since Inception
                                          5/8/00
                                      ---------------
     MagnaCap Portfolio                   -0.20%
     S&P 500 Index                        -0.72%

Based on a $10,000 initial investment, the table above illustrates the total return of MagnaCap Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------

                                                                       Portfolio
RESEARCH ENHANCED INDEX PORTFOLIO                               Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Timothy Devlin, Vice President and Portfolio Manager; Bernard Kroll, Managing Director, and Portfolio Manager.

Goal: The Research Enhanced Index Portfolio seeks to earn a total return modestly in excess of the S&P 500 Index while maintaining a return volatility similar to the S&P 500 Index.

Market Overview: The U.S. Equity market cycled erratically during the quarter between growth stocks and value stocks based on the emerging economic data. Weak data lead to powerful rallies in technology and other growth stocks. Data reflecting a strong economy caused a surge in lower priced value stocks. While value stocks outperformed dramatically at the beginning of the quarter, growth came back strong in June to lead the quarter (Russell 1000 Growth -2.7% vs. Russell 1000 Value -4.69%). The markets reaction to the data flow is based entirely on the impact the economy has on interest rates. The U.S. Federal Reserve raised rates several times in the quarter and continues to monitor the situation. Higher rates are just beginning to slow the economy somewhat which will start to impact corporate earnings. Any disappointment in earnings at the company level are being penalized heavily across all sectors. We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment.

Performance: For the six month period ended June 30, 2000, the Portfolio's shares, excluding any charges, declined 1.67% versus a decline of 0.43% for the S&P 500 Index for the same period.

Portfolio Specifics: The Portfolio's performance was positively impacted by stock selection during the time period. Stock selection within the hardware and semi-conductor sectors added to the portfolio's performance. The Portfolio held an underweight position in Qualcomm Inc. As the company announced a weakening in chip sales, and the future of its third generation CDMA wireless sales also looked less positive, the net effect of this holding was a positive contribution to the portfolio's performance.

Overall, the pharmaceuticals and capital markets sectors moved ahead as investors continued their rotation out of "new economy" stocks. As a consequence, the software and services, telecommunications and technology sectors fell. While the pharmaceuticals sector posted a positive return of +3.68% for the six month period, and capital markets also contributed to the overall performance of the Portfolio, holdings such as Oracle and Microsoft pulled down performance within the portfolio as the latter was roiled with detailed announcements of Judge Jackson's ruling against the company in the lengthy anti-trust suit.

Individual security selection contributed to the Portfolio's overall performance across the first two quarters. The Portfolio ended the period with an overweight position in Intel, which posted a +47.79% total return for the six months ended June 30, 2000. Merrill Lynch led the Capital Markets sector with a +38.86% gain for the same period.

Market Outlook: We believe that the second quarter is evidence that the market is transitioning from the strong momentum focus it had in 1999, to a more balanced environment. We predict that the Fed will continue to closely monitor the economy and may tighten policy again in the second half of the year. It appears that the economy will continue to slow a little as evidenced by the cooling of the overheated rate of late 1999 and early 2000. As always, we will remain sector and factor neutral relative to the benchmark and continue to focus solely on stock selection.

Portfolio
Managers' Report                               RESEARCH ENHANCED INDEX PORTFOLIO
--------------------------------------------------------------------------------

                                          Average Annual Total Returns for
                                          the Periods Ended June 30, 2000
                                       ---------------------------------------
                                                               Since Inception
                                       1 Year       5 Year          5/6/94
                                       ------       ------          ------
Research Enhanced Index Portfolio       3.56%        5.58%           6.39%
Index Return(1)                         7.24%        7.62%           8.15%(2)

The Portfolio commenced operations on May 6, 1994 as the Northstar Multi-Sector Bond Fund with the investment objective of maximizing current income consistent with the preservation of capital. Effective April 30, 1999, the Portfolio changed its name to the Research Enhanced Index Portfolio and changed its investment objective and strategies to invest primarily in equity securities of large companies that make up the S&P 500 Index. Accordingly, beginning April 30, 1999, the benchmark index for the Portfolio has been changed from the Lehman Government/Corporate Bond Index to the S&P 500 Index.

Based on a $10,000 initial investment, the table above illustrates the total return of the Research Enhanced Index Portfolio against the combined S&P 500 Index and the Lehman Government/Corporate Bond Index as discussed above. The Indices are unmanaged and have an inherent performance advantage over the Portfolio since they have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Index Return showing the 1 year, 5 year and since inception average annual total returns is a calculation that reflects the Lehman Government/Corporate Bond Index for the period May 6, 1994 to April 30, 1999 and the S&P 500 Index for the period May 1, 1999 to June 30, 2000.

(2)  Since inception return from 5/1/94.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                 See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------

                                                                       Portfolio
GROWTH OPPORTUNITIES PORTFOLIO                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager.

Goal: The Growth Opportunities Portfolio seeks long-term growth of capital by investing primarily in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 has fallen 0.42%. However, small and mid cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the period May 3, 2000 commencement of operations, through June 30, 2000 the Portfolio's shares, excluding any charges, provided a total return of 7.60%, versus a decline of 0.72% for the S&P 500 Index for the same period.

Portfolio Specifics: The Portfolio commenced operations on April 30, 2000. A significant stake was built up in technology and telecommunications stocks, which helped drive performance, with diversification provided by healthy weightings in themes such as "Life Sciences Revolution" and "Re-Energizing America."

Some of the individual stocks that were significant contributors to performance during the period were Broadcom, Brocade Communications, Redback Networks, and Sepracor.

Market Outlook: We expect that the Federal Reserve's seven rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology- and telecommunications-driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

Portfolio
Manager's Report                                  GROWTH OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                           Total Returns for
                                             Period Ended
                                             June 30, 2000
                                            ---------------
                                            Since Inception
                                                5/3/00
                                            ---------------
     Growth Opportunities Portfolio              7.60%
     S&P 500 Index                              -0.72%

Based on a $10,000 initial investment, the table above illustrates the total return of Growth Opportunities Portfolio against the S&P 500 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies. The Portfolio may invest in IPO's which may significantly impact performance.

                 See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------

                                                                       Portfolio
MIDCAP OPPORTUNITIES PORTFOLIO                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio Manager.

Goal: The MidCap Opportunities Portfolio seeks long-term capital appreciation by investing at least 65% of its total assets in common stocks of mid-sized U.S. companies that the portfolio manager feels have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 has fallen 0.42%. However, small and mid cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the period from May 5, commence-ment of operations, through June 30, 2000 the Portfolio's shares , exluding any charges, provided a total return of 1.80%, versus 0.28% for the S&P Midcap 400 Index for the same period.

Portfolio Specifics: The Portfolio commenced operations on April 30, 2000. A significant stake was built up in technology and telecommunications stocks, which helped drive performance, with diversification provided by healthy weightings in themes such as "Life Sciences Revolution" and "Re-Energizing America."

Some of the individual stocks that were significant contributors to performance during the period were Brocade Communications, Celgene, Power-One, and Siebel Systems.

Market Outlook: We expect that the Federal Reserve's seven rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology- and telecommunications-driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

Portfolio
Manager's Report                                 MID CAP OPPORTUNITIES PORTFOLIO
--------------------------------------------------------------------------------

                                           Total Returns for
                                             Period Ended
                                             June 30, 2000
                                            ---------------
                                            Since Inception
                                                5/5/00
                                            ---------------
     MidCap Opportunities Portfolio              1.80%
     S&P MidCap 400 Index                        0.28%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim MidCap Opportunities Portfolio against the S&P MidCap 400 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Portfolio.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies. The Portfolio may invest in IPO's which may significantly impact performance. Securities of mid-sized companies may be more susceptible to price swings than investing in larger companies.

                 See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------

                                                                       Portfolio
GROWTH + VALUE PORTFOLIO                                        Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Louis Navellier, Chief Investment Officer and President of Navellier Fund Management Inc.

Goal: The Growth + Value Portfolio seeks to provide long-term capital appreciation by investing in equity securities of fast growing companies utilizing quantitative analysis.

Market Overview: The second quarter of 2000 was marked by record volatility for small and mid-sized company stocks, including a significant correction early in the quarter and a very selective rally in June. During the second quarter the Russell 2000 fell -3.78%, the S&P 500 also dropped -2.66%, while the tech heavy NASDAQ Composite fell -13.27%.

Six consecutive rate hikes by the Federal Reserve Board over the past year and a half took their toll in the second quarter. Interest rate fears drove investors toward more conservative positions for much of the quarter. The second quarter of 2000 started out where the first quarter ended, with large company stocks and value style investing outperforming growth strategies during April and May. Small company stocks and growth style investing outperformed value strategies in June.

An important trend that developed saw investors actually paying attention to company profitability. Throughout 1999 and the first two months of 2000, unprofitable companies enjoyed a wide performance margin over profitable companies. Stocks that lost money actually outperformed those that turned a profit by over 35% (year-to-date) through the market peak of March 10th. Since then, the profitable companies have outperformed the unprofitable ones by more than 30%.

Performance: For the six month period ended June 30, 2000 the Portfolio's shares, excluding any charges, provided a total return of 18.41% compared to the Russell 2000 Index which rose 3.04% for the same period.

Portfolio Specifics: The Portfolio was down -6.64%, during the second quarter compared to the Russell 2000 Index, which was down -3.78%. The Portfolio actually recovered significantly in the final month of the quarter, posting an 11.85% return for the month of June.

The Portfolio remained concentrated in rapidly growing technology stocks. Several oil stocks were added to the portfolio to broaden its diversification. The top performing stocks for the second quarter of this year included SDL Inc., MRV Communications, Digital Lightwave, Burr Brown and Mercury Interactive. Among the under-performing stocks were: Harmonic Inc., Avx Corp., Gemstar International, Qlogic Corp and Sandisk Corp.

There were only minor changes to the Portfolio over the quarter as our quantitative stock selection screens continued to find the most attractive stocks in the small and mid cap growth arena. The number of holdings in the Portfolio was increased to broaden diversification and thus lessen the impact of increased market volatility. The model for the Portfolio continues to be focused on earnings driven strategies such as earnings growth, earnings surprises and IBES earnings revisions.

Market Outlook: Due to the recent volatility, the stock market is now obsessed with fundamentals. Stocks without earnings are being punished severely. Not only is the stock market demanding strong earnings growth from stocks, but because the U.S. economy is slowing, the stock market is also seeking out those stocks that will have consistent, predictable growth in the upcoming months. The second quarter earnings announcements will likely be the last time that corporate earnings grow at a 20% annual pace. By the time the third quarter earnings are announced in October, corporate earnings growth will likely slow to around a 15% annual pace. Fortunately, the Portfolio is concentrated in high operating margin companies that are dominating their industry and should continue to have predictable earnings growth. These stocks range from specialty semiconductor chips to oil-related companies. So, despite the slowing U.S. economy, we believe most of our stocks should not be impacted by the earnings slowdown later this year.

Portfolio
Manager's Report                                        GROWTH + VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                         Average Annual Total Returns for
                                          the Periods Ended June 30, 2000
                                     -----------------------------------------
                                                               Since Inception
                                     1 Year        5 Year          5/6/94
                                     ------        ------          ------
Growth + Value Portfolio             76.90%        32.86%          29.98%
Russell 2000 Index                   14.32%        14.27%          13.93%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of Growth + Value Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

----------
(1) Since inception performance for Index is shown from 5/1/94.

                 See accompanying index descriptions on page 18.

-----------
U.S. Equity
Portfolio
-----------

SMALLCAP OPPORTUNITIES PORTFOLIO                                       Portfolio
(FORMERLY EMERGING GROWTH PORTFOLIO)                            Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Mary Lisanti, Executive Vice President and Portfolio
Manager

Goal: The SmallCap Opportunities Portfolio seeks capital appreciation by investing at least 65% of its total assets in the common stock of smaller, lesser known U.S. companies that the portfolio manager believes have above average prospects for growth.

Market Overview: The first half of 2000 was a particularly difficult time to navigate the financial markets, as volatility reached all-time highs for all major stock indices. Stock performance varied greatly across economic sectors, as well as across small, mid, and large cap equities. All of the major indices reached record highs in the first three months of the year, but they went through a quick, sharp correction early in the second quarter. Bonds were just as erratic as the stock market, as investors struggled to analyze the conflicting influences of the Federal Reserve, the massive repurchase of US treasury debt, and the highest level of oil prices in a decade. However, the overriding theme was the Federal Reserve acting to curb the continued strong growth of the US economy by moving short term interest rates higher.

In the first six months of the year, technology and telecommunications shares drove the market volatility. After recording spectacular gains in January and February, these "new economy" stocks corrected quickly as investors sought protection from a slowing economy and an aggressive Federal Reserve. In this environment, healthcare stocks provided an excellent defensive investment, as the managed care and pharmaceutical sectors outperformed the market. Biotechnology was more volatile than the rest of the healthcare sector, but these stocks staged a significant rally over the final six weeks of the quarter. At the same time, energy and utilities provided support to a market that has become biased against high-growth, high-beta stocks.

Despite the record levels achieved at the outset of the year, 2000 has been a difficult time for investors. All of the major large cap benchmarks are in negative territory for the year, with the Dow Jones Industrials having the worst performance, dropping 9.13% through June. After reaching another record in March, the NASDAQ Composite fell into negative territory and has now lost 2.54% in 2000, while the S&P 500 has fallen 0.43%. However, small and mid cap stocks have been the best performers for the year, with the Russell 2000 Index gaining 3.04% and the S&P Midcap Index jumping 8.98%.

Performance: For the six month period ended June 30, 2000 the Portfolio's shares, excluding any charges, provided a total return of 8.38%, compared to 3.04% for the Russell 2000 Index for the same period.

Portfolio Specifics: The Portfolio invests in high-growth, high-beta stocks, which were highly volatile during the period, but it has undergone substantial diversification to reflect our view that the economy would slow in response to rising interest rates. While exposure to technology stocks remains significant, it is clearly more selective, and the Portfolio has continued to increase weightings in themes such as "Flourishing in the Managed Care Environment," the "Life Sciences Revolution," and "Re-Energizing America." We also used the volatility in the market to add to or enter into new positions in the portfolio.

Some of the individual stocks that were significant contributors to performance in the first half of 2000 were Aurora Biosciences, Ditech Communications, Micromuse, and Trimeris.

Market Outlook: We expect that the Federal Reserve's seven rate increases will slow the US economy, creating a more challenging backdrop for investors in the remainder of 2000. The market has already started to broaden from the technology- and telecommunications-driven market of late 1999 and the first quarter of this year. However, this broadening will create a "market of stocks" as opposed to a "stock market," where company performance will vary significantly within specific industries. Competitive positioning and business strategies will differentiate companies, as they deal with secular changes such as globalization and the Internet.

Companies will not be treated equally in the slowing US economy, and the stock market will do the same, creating significant opportunities for active portfolio managers to outperform their benchmarks. The ability to identify companies with consistent earnings growth will be essential to steering through the current economic environment. By blending bottoms-up research and a top-down thematic approach, we believe that we will be able to identify stocks that will flourish in the changing economy. At the same time, we will continue to seek to exploit the market volatility to our investors' advantage, using weakness to accumulate or add to positions opportunistically.

Portfolio                                       SMALLCAP OPPORTUNITIES PORTFOLIO
Manager's Report                            (FORMERLY EMERGING GROWTH PORTFOLIO)
--------------------------------------------------------------------------------

                                          Average Annual Total Returns for the
                                              Periods Ended June 30, 2000
                                       -----------------------------------------
                                                                 Since Inception
                                       1 Year        5 Year          5/6/94
                                       ------        ------          ------
SmallCap Opportunities Portfolio       93.93%        33.93%          29.90%
Russell 2000 Index                     14.32%        14.27%          13.93%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of SmallCap Opportunities Portfolio against the Russell 2000 Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

----------
(1) Since inception performance for Index is shown from 5/1/94.

                 See accompanying index descriptions on page 18.

----------------
International
Equity Portfolio
----------------

                                                                       Portfolio
INTERNATIONAL VALUE PORTFOLIO                                   Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Managed by Multi-member Investment Committee of Brandes Investment Partners, L.P.

Goal: The International Value Portfolio seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: Volatility characterized international stock markets during the first six months of 2000. After a poor start in January, strong returns for technology and telecom stocks lifted investor confidence later in the first quarter. Still, the MSCI EAFE Index fell slightly in the first quarter, down 0.05%.

A tech-stock swoon in April and May dragged returns lower and contributed to the EAFE Index shedding 3.90% in the second quarter. Year to date, the Index fell 3.95%. As tech stocks stumbled, investors turned their attention to undervalued, long-overlooked sectors. As a result, value stocks posted solid gains in April and May.

In addition to turbulent returns for technology stocks, rising interest rates, currency weakness, and political uncertainties weighed on non-U.S. markets during the period, creating a challenging environment.

The European Central Bank aggressively hiked short- term interest rates during the period, including a 50- basis-point tightening in June. While investors questioned the move at the time, reports released later in the month appeared to confirm the validity of the Central Bank's action.

Similar to developed markets, fluctuating returns for technology stocks, rising interest rates, currency woes, and political concerns weighed on emerging markets during the period. While most emerging markets declined, there were exceptions. Stocks in China generally delivered gains, propelled by strong economic reports and passage of a key trade bill in the United States.

Performance: For the six month period ended June 30, 2000, the Portfolio's shares excluding any charges, provided a total return of 2.56% compared to the MSCI EAFE Index which declined 3.95% for the same period. Portfolio Specifics:
Returns benefited from investors' reevaluation of companies in undervalued sectors such as insurance, beverages & tobacco, and energy sources. Among the best-performing holdings during the period were Sun Life Financial (Canada -- insurance), Alcatel Alsthom (France -- electrical & electronics), and British American Tobacco (United Kingdom -- beverages & tobacco).

Holdings in France were among the best performers while holdings in Singapore generally delivered the weakest returns. Stock-specific declines within the industrial components and banking industries proved the greatest detriments to returns during the period.

As a result of our bottom-up approach and stock price fluctuations, our allocations to Japan and Germany were decreased during the period, while our exposure to the United Kingdom increased.

With respect to sectors, we reduced exposure to telecommunications and electrical & electronics issues while increasing the weightings in the beverages & tobacco, insurance, and food & household products industries. Market Outlook:
The Portfolio weathered a difficult environment and delivered gains when many indices declined. While holdings in the telecommunications sector were among the weakest-performing stocks during the second quarter, we continue to see a number of favorable traits for select issues. We believe recent reluctance to investing in emerging markets has created an exceptional opportunity for long- term investors, given the attractive valuation levels compared to developed markets and the long-term growth potential of the asset class.

Portfolio
Managers' Report                                   INTERNATIONAL VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                       Average Annual Total Returns for
                                        the Periods Ended June 30, 2000
                                        -------------------------------
                                                       Since Inception
                                           1 Year          8/8/97
                                           ------          ------
     International Value Portfolio         27.97%          23.04%
     MSCI EAFE Index                       17.44%          10.18%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of International Value Portfolio against the MSCI EAFE Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The Portfolio invests in smaller companies which may be more susceptible to price swings and less liquid than larger companies.

----------
(1) Since inception performance for Index is shown from 8/1/97.

                 See accompanying index descriptions on page 18.

---------
Income
Portfolio
---------

                                                                       Portfolio
HIGH YIELD BOND PORTFOLIO                                       Managers' Report
--------------------------------------------------------------------------------

Portfolio Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: The High Yield Bond Portfolio seeks to provide high income consistent with the preservation of capital by investing in a diversified group of high yield securities.

Market Overview: The first half of 2000 was better than the second half of 1999, but not by much. The negative returns of 1999 were succeeded by flat returns in 2000. High yield bond prices continued to decline in the first half of 2000 but, when combined with coupon income, total returns on the sector came close to zero.

Federal Open Market Committee (FOMC) policy continued the tightening bias of 1999 with further interest rate increases in the first half of 2000. After raising the Fed Funds target rate from 5% to 5.5% in the second half of 1999, the FOMC raised rates from 5.5% to 6.5% in the first half of 2000. The FOMC continues to be concerned that the domestic economy is growing too quickly and that the result might be increased inflation. Much of the price behavior in the high yield market can be directly attributed to participants fear that the Fed will over-tighten, pushing the economy into a recession.

Through the twelve month time period ending June 30, 2000, the ten-year Treasury yield was basically unchanged yielding just below 6% at the beginning of the period and just above 6% at the end of the period. High yield bonds, reflecting the increased risk premium demanded by the market, rose in yield, falling in price over the same time period. Spreads remained virtually unchanged from the beginning to the end of the second half of 1999, but widened by 100 to 125 basis points on most of the major high yield indexes in the first half of 2000. This activity reflected the fear of recession as well as rising default rates, declining recovery rates, and weak technical conditions resulting from mutual fund net redemptions. Mutual fund outflows totaled in excess of $6 billion in the first half of 2000, although trends have been more positive at the end of the half with sales outpacing redemptions.

In the first half of 2000, trends from the second half of 1999 continued as higher rated issues outperformed lower rated issues. In order of performance for 2000, Double-B issues ranked first followed by Single-B and at the bottom Triple-C and lower rated issues. These results are to be expected with the increased level of investor sensitivity to economic conditions. Concerns about the market did not seem to significantly slow new issuance. First half 2000 issuance totaled $27 billion, down only marginally from the $35 billion total from the second half of 1999. This is a positive sign as there is still buyer demand for quality issues, even in a slow and cautious market.

Performance: For the six month period ended June 30, 2000, the Portfolio's shares, excluding any charges, declined 2.84% compared to the Lehman Brothers High Yield Index which declined 1.21% for the same period.

Portfolio Specifics: The Portfolio held overweighted positions in the Communications sector, including the wireless, wireline, and internet subsectors, which helped performance for the six months. Underperforming issues in the Shipping and Restaurant sectors adversely impacted returns for the period. Equally important has been the avoidance of sectors that have significantly underperformed the market including Healthcare and Retail credits.

Portfolio cash levels have risen recently as we expect the market to provide attractive buying opportunities in the latter part of the second half of 2000. We will take the opportunity, early in the second half of 2000, to review our Telecommunications, Cable Television, and Direct Broadcast Satellite exposures, possibly looking for a reduction in weighting, and to consider sectors that have dramatically underperformed the high yield market during the last 12-18 months as possible buy candidates.

Credit quality has played a role in performance the last twelve months. Double-B issues have significantly outperformed the market while Triple-C's have underperformed. The Portfolio's average credit quality weighting of Single-B has slightly helped the portfolio, providing a return close to the market averages. Overall, the Portfolio's management feels the credit quality of the portfolio is good and positioned for outperformance in the second half of 2000.

Market Outlook: Our outlook is cautious as we continue to witness an FOMC that has a bias to tighten monetary policy. The danger of recession is real as the Fed typically creates a soft-landing, or a slowing of economic

Portfolio
Managers' Report                                       HIGH YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

growth and inflation without a recession, about 50% of the time once they begin tightening. When they create a recession, the results can be problematic for high yield bonds. We have also taken note of the increasingly tough stance taken by banks and other lenders on not being willing to waive convenant violations. This causes high yield credits to get into trouble faster as there is less forbearance on the part of senior bank lenders. Finally, the high yield market itself is less forgiving. Quality names will snap back with the market, marginal credits will eventually recover if investors wait, but weak issuers are given no benefit of the doubt. Weak issues can not hide behind general market trends. Given this, it becomes obvious it is a credit pickers market. Diligence in the credit review and monitoring process has become key to maintaining returns above the benchmark averages.

                                           Average Annual Total Returns for
                                           the Periods Ended June 30, 2000
                                         ------------------------------------
                                                              Since Inception
                                         1 Year     5 Year        5/6/94
                                         -------    ------    ---------------
      High Yield Bond Portfolio           -6.82%      5.11%         5.56%
      Lehman Brothers High Yield
        Bond Index                        -1.02%      6.52%         7.56%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of High Yield Bond Portfolio against the Lehman Brothers High Yield Bond Index. The Index is unmanaged and has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Total returns reflect the fact that the Investment Adviser has waived certain fees or expenses without which total return results would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Principal Risk Factor(s): Exposure to financial, market and interest rate risks. High Yields reflect the higher credit risks associated with certain lower rated securities in the portfolio and in some cases, the lower market price for those instruments. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are soley domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

----------
(1) Since inception performance for Index is shown from 5/1/94.

                See accompanying index descriptions on page 18.

                               INDEX DESCRIPTIONS

--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks. The Lehman Government/Corporate Bond Index is an unmanaged index of government bonds and corporate bonds rated Baa3 or better.

The Russell MidCap Growth Index is an unmanged index consisting of securities with capitalizations between $450 million and $3.8 billion with greater than average growth orientation.

The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small companies.

The NASDAQ Composite Index is an unmanaged index that measures all domestic and non-U.S. based common stocks listed on the NASDAQ stock market. The index is market-value weighted.

The S&P MidCap Index is an unmanaged index that measures the performance of 800 smaller companies.

The Dow Jones Industrial Average is an unmanaged index comprised of 30 stocks that are major factors in their industries and widely held by individuals and institutional investors.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Europe Index is an unmanaged index designed to track the broader MSCI EMU benchmark containing stocks in EMU member countries.

The MSCI Japan Index is an unmanaged index that measures the perfomance of the Japanese stock market.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of fixed income securities.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

                 Investors cannot invest directly in an index.

-------
Pilgrim
Funds
------

      STATEMENTS OF ASSETS AND LIABILITIES as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                               Research
                                                               Enhanced          Growth          MidCap
                                                 MagnaCap        Index       Opportunities   Opportunities
                                                Portfolio      Portfolio       Portfolio       Portfolio
                                                ---------      ---------       ---------       ---------
ASSETS:
Investments in securities at value (cost
  $137,956, $26,511,145, $1,168,516,
  $255,068, $96,088,607, $84,760,289,
  $22,349,998 and $13,392,679, respectively)    $ 137,733     $ 28,088,785     $ 1,225,777     $ 263,710
Repurchase agreements                                  --          116,000         342,000            --
Cash                                               39,362              620         296,612        78,596
Foreign cash, at value (cost $0, $0, $0, $0,
 $0, $0, $60,463 and $0, respectively)                 --               --              --            --
Receivable for investments sold                        --           21,392         105,080            --
Receivable for shares of beneficial interest
 sold                                                  --           52,044         124,477         9,070
Dividends and interest receivable                      --           26,664              80            31
Receivable for futures variation margin                --            2,525              --            --
Receivable due from affiliate                       2,611            4,355           3,228         3,254
                                                ---------     ------------     -----------     ---------
  Total Assets                                    179,706       28,312,385       2,097,254       354,661
                                                ---------     ------------     -----------     ---------
LIABILITIES:
Payable for investment securities purchased        30,004           58,006         478,547         2,685
Investment advisory fee payable                        37           17,408             532           145
Payable for shares of beneficial interest
 reacquired                                            --                5              --            --
Administrative service fees payable                     5            2,063              71            19
Income distribution payable                            --               --              --            --
Accrued expenses                                    5,768           24,046           7,153         7,154
                                                ---------     ------------     -----------     ---------
  Total Liabilities                                35,814          101,528         486,303        10,003
                                                ---------     ------------     -----------     ---------
NET ASSETS                                      $ 143,892     $ 28,210,857     $ 1,610,951     $ 344,658
                                                =========     ============     ===========     =========
NET ASSETS CONSIST OF:
  Paid in capital for shares of beneficial
   interest, $0.01 par value outstanding
   (unlimited shares authorized)                $ 143,969     $ 28,014,402     $ 1,560,307     $ 340,056
  Accumulated net investment income
    (loss)                                            186           21,480           1,741           317
  Accumulated net realized gain (loss) on
   investments, foreign currency and
   futures contracts                                   --       (1,395,835)         (8,358)       (4,357)
  Net unrealized appreciation
   (depreciation) of investments, foreign
   currency and futures contracts                    (263)       1,570,810          57,261         8,642
                                                ---------     ------------     -----------     ---------
  Net Assets                                    $ 143,892     $ 28,210,857     $ 1,610,951     $ 344,658
                                                =========     ============     ===========     =========
Net Asset Value Per Share ($143,892/14,412
 shares, $28,210,857/5,754,126 shares,
 $1,610,951/149,686 shares,
 $344,658/33,856 shares,
 $136,172,335/3,827,953 shares,
 $122,768,031/3,873,693 shares,
 $27,918,868/1,853,353 shares,
 $13,406,051/3,302,026, shares,
 respectively)                                  $    9.98     $       4.90     $     10.76     $   10.18
                                                =========     ============     ===========     =========


                                                   Growth+          SmallCap      International    High Yield
                                                    Value        Opportunities        Value           Bond
                                                  Portfolio        Portfolio        Portfolio       Portfolio
                                                  ---------        ---------        ---------       ---------
ASSETS:
Investments in securities at value (cost
  $137,956, $26,511,145, $1,168,516,
  $255,068, $96,088,607, $84,760,289,
  $22,349,998 and $13,392,679, respectively)    $ 127,725,728     $ 112,752,610     $25,503,956    $ 11,299,574
Repurchase agreements                               8,056,000        11,592,000       2,649,000       2,403,000
Cash                                                      578               753             831             555
Foreign cash, at value (cost $0, $0, $0, $0,
 $0, $0, $60,463 and $0, respectively)                     --                --         116,759              --
Receivable for investments sold                     5,979,885           527,476              --          17,156
Receivable for shares of beneficial interest
 sold                                                 279,430           191,890           6,958           4,844
Dividends and interest receivable                       2,610            14,188          73,357         282,928
Receivable for futures variation margin                    --                --              --              --
Receivable due from affiliate                          14,502            10,265          11,721           3,174
                                                -------------     -------------     -----------    ------------
  Total Assets                                    142,058,733       125,089,182      28,362,582      14,011,231
                                                -------------     -------------     -----------    ------------
LIABILITIES:
Payable for investment securities purchased         5,778,878         2,189,534              --         250,000
Investment advisory fee payable                        83,812            71,194          22,085           8,415
Payable for shares of beneficial interest
 reacquired                                             6,394             3,504         358,843           3,027
Administrative service fees payable                    10,916             9,234           1,931             863
Income distribution payable                                --                --              --         320,576
Accrued expenses                                        6,398            47,685          60,855          22,299
                                                -------------     -------------     -----------    ------------
  Total Liabilities                                 5,886,398         2,321,151         443,714         605,180
                                                -------------     -------------     -----------    ------------
NET ASSETS                                      $ 136,172,335     $ 122,768,031     $27,918,868    $ 13,406,051
                                                =============     =============     ===========    ============
NET ASSETS CONSIST OF:
  Paid in capital for shares of beneficial
   interest, $0.01 par value outstanding
   (unlimited shares authorized)                $  85,107,123     $  85,935,314     $20,653,626    $ 17,519,042
  Accumulated net investment income
    (loss)                                           (278,865)         (138,998)        251,292              --
  Accumulated net realized gain (loss) on
   investments, foreign currency and
   futures contracts                               19,706,956         8,979,394       3,858,538      (2,019,886)
  Net unrealized appreciation
   (depreciation) of investments, foreign
   currency and futures contracts                  31,637,121        27,992,321       3,155,412      (2,093,105)
                                                -------------     -------------     -----------    ------------
  Net Assets                                    $ 136,172,335     $ 122,768,031     $27,918,868    $ 13,406,051
                                                =============     =============     ===========    ============
Net Asset Value Per Share ($143,892/14,412
 shares, $28,210,857/5,754,126 shares,
 $1,610,951/149,686 shares,
 $344,658/33,856 shares,
 $136,172,335/3,827,953 shares,
 $122,768,031/3,873,693 shares,
 $27,918,868/1,853,353 shares,
 $13,406,051/3,302,026, shares,
 respectively)                                  $       35.57     $       31.69     $     15.06    $       4.06
                                                =============     =============     ===========    ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

  STATEMENTS OF OPERATIONS for the six months ended June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                  Research
                                                                  Enhanced       Growth          MidCap
                                                     MagnaCap       Index     Opportunities   Opportunities
                                                   Portfolio(1)   Portfolio    Portfolio(2)   Portfolio(3)
                                                   ------------   ---------    ------------   ------------
INVESTMENT INCOME:
 Dividends                                          $      --     $ 178,225      $     25        $    32
 Interest                                                 246         9,237         2,434            503
 Other                                                     --           104            --             --
                                                    ---------     ---------      --------        -------
  Total investment income                                 246       187,566         2,459            535
                                                    ---------     ---------      --------        -------
EXPENSES:
 Investment advisory fees                                  50       104,412           598            181
 Administrative service fees                                7        13,923            80             24
 Accounting and custodian fees                          4,275        23,669         5,700          5,700
 Printing and postage                                     570         4,177           570            570
 Professional fees                                        684         3,526           684            684
 Trustee fees                                              85           682            86             86
 Miscellaneous                                            114         1,486           114            114
                                                    ---------     ---------      --------        -------
                                                        5,785       151,875         7,832          7,359
 Less expenses reimbursed by investment advisor         5,725        25,346         7,114          7,141
                                                    ---------     ---------      --------        -------
  Total expenses                                           60       126,529           718            218
                                                    ---------     ---------      --------        -------
 Net investment income                                    186        61,037         1,741            317
                                                    ---------     ---------      --------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized loss on investments and futures
   contracts                                               --      (457,720)       (8,358)        (4,357)
 Net change in unrealized appreciation
   (depreciation) of investments and futures
   contracts                                             (263)     (163,937)       57,261          8,642
                                                    ---------     ---------      --------        -------
 Net realized and unrealized gain (loss) from
  investments and futures contracts                      (263)     (621,657)       48,903          4,285
                                                    ---------     ---------      --------        -------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        $     (77)    $(560,620)     $ 50,644        $ 4,602
                                                    =========     =========      ========        =======

----------
(1) Portfolio commenced operations on May 8, 2000.
(2) Portfolio commenced operations on May 3, 2000.
(3) Portfolio commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

STATEMENTS OF OPERATIONS for the six months ended June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                       SmallCap      International     High Yield
                                                   Growth + Value   Opportunities        Value            Bond
                                                      Portfolio       Portfolio        Portfolio        Portfolio
                                                      ---------       ---------        ---------        ---------
INVESTMENT INCOME:
 Dividends (net of withholding tax of
  $0, $0, $54,785 and $0, respectively)             $     24,126      $    80,817      $   388,818      $  11,661
 Interest                                                178,088          232,479           44,021        737,997
 Other                                                        --               --               --         15,000
                                                    ------------      -----------      -----------      ---------
  Total investment income                                202,214          313,296          432,839        764,658
                                                    ------------      -----------      -----------      ---------
EXPENSES:
 Investment advisory fees                                450,970          376,808          126,406         55,022
 Administrative service fees                              60,129           50,241           12,641          7,336
 Accounting and custodian fees                            30,065           60,289           37,922         11,004
 Printing and postage                                     12,026           15,072            2,528            734
 Professional fees                                         4,910            3,144           13,537          3,399
 Trustee fees                                                122              122              291            122
 Miscellaneous                                               661              517              298            401
                                                    ------------      -----------      -----------      ---------
                                                         558,883          506,193          193,623         78,018
 Less expenses reimbursed by investment advisor           77,804           53,899           67,181         19,283
                                                    ------------      -----------      -----------      ---------
  Total expenses                                         481,079          452,294          126,442         58,735
                                                    ------------      -----------      -----------      ---------
 Net investment income (loss)                           (278,865)        (138,998)         306,397        705,923
                                                    ------------      -----------      -----------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain (loss) on investments
  and futures contracts                               18,653,049        6,132,601        4,038,832       (304,751)
 Net realized loss on foreign currency                        --               --           (8,522)            --
 Net change in unrealized depreciation
  of investments and futures contracts                (2,146,091)        (602,645)      (2,737,226)      (545,761)
 Net change in unrealized depreciation
  of foreign currency                                         --               --         (376,034)            --
                                                    ------------      -----------      -----------      ---------
 Net realized and unrealized gain (loss) from
  investments, foreign currency and futures
  contracts                                           16,506,958        5,529,956          917,050       (850,512)
                                                    ------------      -----------      -----------      ---------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        $ 16,228,093      $ 5,390,958      $ 1,223,447      $(144,589)
                                                    ============      ===========      ===========      =========

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                                                Growth            MidCap
                                           MagnaCap               Research Enhanced          Opportunities     Opportunities
                                           Portfolio               Index Portfolio             Portfolio         Portfolio
                                       ----------------    ------------------------------   ----------------  ----------------
                                            Period           Six Months          Year            Period            Period
                                            Ended              Ended            Ended            Ended             Ended
                                       June 30, 2000(1)    June 30, 2000       Dec. 31,     June 30, 2000(2)  June 30, 2000(3)
                                          (unaudited)       (unaudited)          1999         (unaudited)       (unaudited)
                                          -----------      ------------      ------------     -----------        ---------
FROM OPERATIONS:
Net investment income                     $       186      $     61,037      $    401,082      $     1,741      $     317
Net realized loss on investments and
 futures contracts                                 --          (451,503)         (282,732)          (8,358)        (4,357)
Net realized loss on foreign currency              --            (6,217)               --               --             --
Net change in unrealized appreciation
 (depreciation) of investments and
 futures contracts                               (263)         (163,937)        1,859,215           57,261          8,642
                                          -----------      ------------      ------------      -----------      ---------
Net increase (decrease) in net assets
 resulting from operations                        (77)         (560,620)        1,977,565           50,644          4,602
                                          -----------      ------------      ------------      -----------      ---------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                              --           (39,557)         (390,975)              --             --
Net realized gains from investments                --                --                --               --             --
                                          -----------      ------------      ------------      -----------      ---------
Total distributions                                --           (39,557)         (390,975)              --             --
                                          -----------      ------------      ------------      -----------      ---------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares              244,145         4,152,000        21,898,625        1,582,128        397,362
Net asset value of shares resulting
 from dividend reinvestments                       --            39,557           390,975               --             --
                                          -----------      ------------      ------------      -----------      ---------
                                              244,145         4,191,557        22,289,600        1,582,128        397,362
Cost of shares redeemed                      (100,176)       (5,120,018)       (8,573,331)         (21,821)       (57,306)
                                          -----------      ------------      ------------      -----------      ---------
Net increase (decrease) in net assets
 resulting from capital share
 transactions                                 143,969          (928,461)       13,716,269        1,560,307        340,056
                                          -----------      ------------      ------------      -----------      ---------
Net increase (decrease) in net assets         143,892        (1,528,638)       15,302,859        1,610,951        344,658

NET ASSETS:
Beginning of period                                --        29,739,495        14,436,636               --             --
                                          -----------      ------------      ------------      -----------      ---------
End of period                             $   143,892      $ 28,210,857      $ 29,739,495      $ 1,610,951      $ 344,658
                                          ===========      ============      ============      ===========      =========
Undistributed net investment income       $       186      $     21,480      $         --      $     1,741      $     317
                                          ===========      ============      ============      ===========      =========

----------
(1) Fund commenced operations on May 8, 2000.
(2) Fund commenced operations on May 3, 2000.
(3) Fund commenced operations on May 5, 2000.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                Growth + Value                SmallCap Opportunities
                                                                   Portfolio                        Portfolio
                                                       --------------------------------- --------------------------------
                                                          Six Months          Year          Six Months         Year
                                                             Ended            Ended           Ended            Ended
                                                         June 30, 2000      Dec. 31,      June 30, 2000      Dec. 31,
                                                          (unaudited)         1999         (unaudited)         1999
                                                       ---------------- ---------------- --------------- ----------------
FROM OPERATIONS:
Net investment loss                                     $    (278,865)   $    (240,906)   $    (138,998)  $    (229,285)
Net realized gain on investments and futures
 contracts                                                 18,653,049       16,690,730        6,132,601      11,492,646
Net change in unrealized appreciation
 (depreciation) of investments and futures
 contracts                                                 (2,146,091)      23,531,739         (602,645)     25,300,570
                                                        -------------    -------------    -------------   -------------
Net increase in net assets resulting from operations       16,228,093       39,981,563        5,390,958      36,563,931
                                                        -------------    -------------    -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                             --               --               --              --
Net realized gains from investments                               --       (15,458,703)             --       (9,516,224)
                                                        -------------    -------------    -------------   -------------
Total distributions                                               --       (15,458,703)             --       (9,516,224)
                                                        -------------    -------------    -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                           61,864,613       31,600,589       82,835,895      32,611,788
Net asset value of shares resulting from dividend
 reinvestments                                                    --        15,453,430              --        9,516,224
                                                        -------------    -------------    -------------   -------------
                                                           61,864,613       47,054,019       82,835,895      42,128,012
Cost of shares redeemed                                   (31,831,842)     (23,258,493)     (36,990,489)    (21,696,806)
                                                        -------------    -------------    -------------   -------------
Net increase in net assets resulting from
 capital share transactions                                30,032,771       23,795,526       45,845,406      20,431,206
                                                        -------------    -------------    -------------   -------------
Net increase in net assets                                 46,260,864       48,318,386       51,236,364      47,478,913
NET ASSETS:
Beginning of period                                        89,911,471       41,593,085       71,531,667      24,052,754
                                                        -------------    -------------    -------------   -------------
End of period                                           $ 136,172,335    $  89,911,471      122,768,031   $  71,531,667
                                                        =============    =============    =============   =============
Accumulated net investment income (loss)                $    (278,865)             --     $    (138,998)            --
                                                        =============    =============    =============   =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------
          STATEMENTS OF CHANGES IN NET ASSETS (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                 International Value Portfolio         High Yield Bond Portfolio
                                               ---------------------------------   ---------------------------------
                                                  Six Months           Year           Six Months           Year
                                                    Ended             Ended             Ended             Ended
                                                June 30, 2000        Dec. 31,       June 30, 2000        Dec. 31,
                                                 (unaudited)           1999          (unaudited)           1999
                                               ---------------   ---------------   ---------------   ---------------
FROM OPERATIONS:
Net investment income                           $     306,397     $     303,959     $    705,923      $   1,821,208
Net realized gain (loss) on investments             4,038,832         1,964,021         (304,751)        (1,702,623)
Net realized gain (loss) on foreign
 currency                                              (8,522)           50,118              --              (7,605)
Net change in unrealized appreciation
 (depreciation) of investments                     (2,737,226)        5,728,854         (545,761)          (713,261)
Net change in unrealized appreciation
 (depreciation) of foreign currency                  (376,034)            2,001              --                 --
                                                -------------     -------------     ------------      -------------
Net increase (decrease) in net assets
 resulting from operations                          1,223,447         8,048,953         (144,589)          (602,281)
                                                -------------     -------------     ------------      -------------
FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
Net investment income                                (147,920)         (315,993)        (705,923)        (1,821,208)
Net realized gains from investments                       --         (2,221,649)             --                 --
                                                -------------     -------------     ------------      -------------
Total distributions                                  (147,920)       (2,537,642)        (705,923)        (1,821,208)
                                                -------------     -------------     ------------      -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   56,616,545        73,659,755        6,204,011         10,216,238
Net asset value of shares resulting from
 dividend reinvestments                               147,920         2,537,642          406,979          1,799,111
                                                -------------     -------------     ------------      -------------
                                                   56,764,465        76,197,397        6,610,990         12,015,349
Cost of shares redeemed                           (53,972,024)      (71,422,272)      (8,796,803)       (14,469,647)
                                                -------------     -------------     ------------      -------------
Net increase (decrease) in net assets
 resulting from capital share transactions          2,792,441         4,775,125       (2,185,813)        (2,454,298)
                                                -------------     -------------     ------------      -------------
Net increase (decrease) in net assets               3,867,968        10,286,436       (3,036,325)        (4,877,787)
NET ASSETS:
Beginning of period                                24,050,900        13,764,464       16,442,376         21,320,163
                                                -------------     -------------     ------------      -------------
End of period                                   $  27,918,868     $  24,050,900     $ 13,406,051      $  16,442,376
                                                =============     =============     ============      =============
Undistributed net investment income             $     251,292     $      92,815     $        --       $         --
                                                =============     =============     ============      =============

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                        MAGNACAP PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Period Ended
                                                      June 30, 2000(1)
                                                        (unaudited)
                                                        -----------
Operating performance:
 Net asset value, beginning of the period     $            10.00
 Net investment income                        $             0.01
 Net realized and unrealized gain (loss)
  on investments                              $            (0.03)
 Total from investment operations             $            (0.02)
 Dividends from net investment income         $               --
 Dividends from net realized gain on
  investments sold                            $               --
 Total distributions                          $               --
 Net asset value, end of the period           $             9.98
 Total return(2)                              %            (0.20)
Ratios and supplemental data:
 Net assets, end of the period (000s)         $              144
 Ratio of expenses to average net assets
  after reimbursement(3)                      %             0.90
 Ratio of expenses to average net assets
  prior to expense reimbursement(3)           %            89.01
 Ratio of net investment income (loss) to
  average net assets(3)                       %             2.83
 Portfolio turnover                           %               --

----------
(1)  The Portfolio commenced operations on May 8, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
RESEARCH ENHANCED INDEX PORTFOLIO (UNAUDITED)                         Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Six Months
                                                      Ended                     Year Ended December 31,
                                                  June 30, 2000    ------------------------------------------------
                                                   (unaudited)     1999(2)     1998       1997       1996      1995
                                                   -----------     -------     ----       ----       ----      ----
Operating performance:
 Net asset value, beginning of the period   $          4.99         4.83       5.14       5.25       5.14      4.85
 Net investment income                      $          0.01         0.11       0.36       0.40       0.41      0.42
 Net realized and unrealized gain (loss)
  on investments                            $         (0.09)        0.16      (0.31)     (0.08)      0.21      0.29
 Total from investment operations           $         (0.08)        0.27       0.05       0.32       0.62      0.71
 Dividends from net investment income       $         (0.01)       (0.11)     (0.36)     (0.40)     (0.41)    (0.42)
 Dividends from net realized gain on
  investments sold                          $            --           --         --      (0.03)     (0.10)       --
 Total distributions                        $         (0.01)       (0.11)     (0.36)     (0.43)     (0.51)    (0.42)
 Net asset value, end of the period         $          4.90         4.99       4.83       5.14       5.25      5.14
 Total return(1)                            %         (1.67)        5.79       1.02       6.15      12.53     14.97
Ratios and supplemental data:
 Net assets, end of the period (000s)       $        28,211       29,739     14,437     10,548      6,277     3,766
 Ratio of expenses to average net assets
  after reimbursement(3)(4)                 %          0.90         0.89       0.80       0.80       0.80      0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement(4)         %          1.11         1.26       1.29       1.36       1.68      2.06
 Ratio of net investment income to
  average net assets(4)                     %          0.44         1.89       7.53       8.31       8.38      8.52
 Portfolio turnover                         %            22          123         93        162        121        83

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2) Portfolio commenced operations as Northstar Multi-Sector Bond Fund. Effective April 30, 1999 the Portfolio changed its name to Northstar Research Enhanced Index Portfolio and changed its investment objective.
(3)  As of April 30, 1999, the expense limit increased from 0.80% to 0.90%.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                            GROWTH OPPORTUNITIES PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                           Period
                                                           Ended
                                                      June 30, 2000(1)
                                                        (unaudited)
                                                        -----------
Operating performance:
 Net asset value, beginning of the period     $             10.00
 Net investment income                        $              0.01
 Net realized and unrealized gain (loss)
  on investments                              $              0.75
 Total from investment operations             $              0.76
 Dividends from net investment income         $                --
 Dividends from net realized gain on
  investments sold                            $                --
 Total distributions                          $                --
 Net asset value, end of the period           $             10.76
 Total return(2)                              %              7.60
Ratios and supplemental data:
 Net assets, end of the period (000s)         $             1,611
 Ratio of expenses to average net assets
  after reimbursement(3)                      %              0.90
 Ratio of expenses to average net assets
  prior to expense reimbursement(3)           %              9.72
 Ratio of net investment income (loss) to
  average net assets(3)                       %              2.16
 Portfolio turnover                           %                18

----------
(1)  The Portfolio commenced operations on May 3, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
MIDCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)                            Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Period Ended
                                                      June 30, 2000(1)
                                                        (unaudited)
                                                        -----------
Operating performance:
 Net asset value, beginning of the period     $             10.00
 Net investment income                        $              0.01
 Net realized and unrealized gain (loss)
  on investments                              $              0.17
 Total from investment operations             $              0.18
 Dividends from net investment income         $                --
 Dividends from net realized gain on
  investments sold                            $                --
 Total distributions                          $                --
 Net asset value, end of the period           $             10.18
 Total return(2)                              %              1.80
Ratios and supplemental data:
 Net assets, end of the period (000s)         $               345
 Ratio of expenses to average net assets
  after reimbursement(3)                      %              0.90
 Ratio of expenses to average net assets
  prior to expense reimbursement(3)           %             30.42
 Ratio of net investment income (loss) to
  average net assets(3)                       %              1.32
 Portfolio turnover                           %                29

----------
(1)  The Fund commenced operations on May 5, 2000.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                                  GROWTH + VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Six Months
                                                      Ended                     Year Ended December 31,
                                                  June 30, 2000     ------------------------------------------------
                                                   (unaudited)      1999       1998       1997       1996       1995
                                                   -----------      ----       ----       ----       ----       ----
Operating performance:
 Net asset value, beginning of the period   $          30.04       18.76      15.85      14.08      11.56       10.04
 Net investment income (loss)               $          (0.07)      (0.08)     (0.03)      0.09       0.08        0.20
 Net realized and unrealized gain on
  investments                               $           5.60       17.74       3.09       1.95       2.57        2.27
 Total from investment operations           $           5.53       17.66       3.06       2.04       2.65        2.47
 Dividends from net investment income       $             --          --      (0.01)     (0.10)     (0.09)      (0.19)
 Dividends from net realized gain on
  investments sold                          $             --       (6.38)     (0.14)     (0.17)     (0.04)      (0.76)
 Total distributions                        $             --       (6.38)     (0.15)     (0.27)     (0.13)      (0.95)
 Net asset value, end of the period         $          35.57       30.04      18.76      15.85      14.08       11.56
 Total return(1)                            %          18.41       94.98      19.32      14.66      22.99       24.78
Ratios and supplemental data:
 Net assets, end of the period (000s)       $        136,172      89,911     41,593     32,156     15,564       3,813
 Ratio of expenses to average net assets
  after reimbursement(2)                    %           0.80        0.80       0.80       0.80       0.80        0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement(2)         %           0.93        0.97       1.02       1.09       1.70        2.04
 Ratio of net investment income (loss) to
  average net assets(2)                     %          (0.46)      (0.44)     (0.17)      0.70       0.65        1.77
 Portfolio turnover                         %             93         179        216        178        161         123

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
SMALLCAP OPPORTUNITIES PORTFOLIO (UNAUDITED)                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                  Six Months
                                                    Ended                   Year Ended December 31,
                                                June 30, 2000   ------------------------------------------------
                                                 (unaudited)    1999       1998       1997       1996       1995
                                                 -----------    ----       ----       ----       ----       ----
Operating performance:
 Net asset value, beginning of the period   $        29.24      14.12      13.00      11.72      11.39       9.92
 Net investment income (loss)               $        (0.04)     (0.09)      0.39       0.44       0.40       0.37
 Net realized and unrealized gain on
  investments                               $         2.49      19.83       1.76       1.36       1.15       1.73
 Total from investment operations           $         2.45      19.74       2.15       1.80       1.55       2.10
 Dividends from net investment income       $           --         --      (0.39)     (0.44)     (0.41)     (0.37)
 Dividends from net realized gain on
  investments sold                          $           --      (4.62)     (0.64)     (0.08)     (0.81)     (0.26)
 Total distributions                        $           --      (4.62)     (1.03)     (0.52)     (1.22)     (0.63)
 Net asset value, end of the period         $         31.69     29.24      14.12      13.00      11.72      11.39
 Total return(1)                            %         8.38     141.03      17.30      15.81      13.80      21.39
Ratios and supplemental data:
 Net assets, end of the period (000s)       $      122,768     71,532     24,053     21,531     12,579      7,410
 Ratio of expenses to average net assets
  after reimbursement(3)                    %         0.90       0.90       0.82       0.80       0.80       0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement(3)         %         1.01       1.09       1.14       1.11       1.40       1.74
 Ratio of net investment income (loss) to
  average net assets(3)                     %        (0.28)     (0.64)      3.00       3.72       3.67       3.63
 Portfolio turnover                         %           80        236        161         55        129         74

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  As of November 9, 1998, the expense limit increased from 0.80% to 0.90%.
(3)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                             INTERNATIONAL VALUE PORTFOLIO (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                        Six Months
                                                          Ended              Year Ended December 31,
                                                      June 30, 2000      --------------------------------
                                                       (unaudited)        1999         1998       1997(1)
                                                       -----------        ----         ----       -------
Operating performance:
 Net asset value, beginning of the period     $            14.77          11.08        10.10        10.00
 Net investment income                        $             0.16           0.22         0.21         0.03
 Net realized and unrealized gain on
  investments                                 $             0.21           5.23         1.49         0.10
 Total from investment operations             $             0.37           5.45         1.70         0.13
 Dividends from net investment income         $            (0.08)         (0.24)       (0.22)       (0.03)
 Dividends from net realized gain on
  investments sold                            $               --          (1.52)       (0.50)         --
 Total distributions                          $            (0.08)         (1.76)       (0.72)       (0.03)
 Net asset value, end of the period           $            15.06          14.77        11.08        10.10
 Total return(2)                              %             2.56          50.18        16.93         1.30
Ratios and supplemental data:
 Net assets, end of the period (000s)         $           27,919         24,051       13,764        5,937
 Ratio of expenses to average net assets
  after reimbursement(3)(4)                   %             1.00           1.00         0.84         0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement(4)           %             1.52           1.52         1.68         2.61
 Ratio of net investment income (loss) to
  average net assets(4)                       %             2.42           1.69         1.90         0.97
 Portfolio turnover                           %               53             84           30            5

----------
(1)  The Fund commenced operation on August 8, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  As of November 9, 1998, the expenses limit increased from 0.80% to 1.00%
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
HIGH YIELD BOND PORTFOLIO (UNAUDITED)                                 Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                    Six Months
                                                      Ended                      Year Ended December 31,
                                                  June 30, 2000     -----------------------------------------------
                                                   (unaudited)      1999       1998       1997       1996      1995
                                                   -----------      ----       ----       ----       ----      ----
Operating performance:
 Net asset value, beginning of the period   $           4.30         4.87       5.30       5.27      5.04      4.69
 Net investment income                      $           0.12         0.44       0.42       0.40      0.45      0.50
 Net realized and unrealized gain (loss)
  on investments                            $          (0.24)       (0.57)     (0.42)      0.07      0.32      0.34
 Total from investment operations           $          (0.12)       (0.13)      0.00       0.47      0.77      0.84
 Dividends from net investment income       $          (0.12)       (0.44)     (0.42)     (0.40)    (0.45)    (0.49)
 Dividends from net realized gain on
  investments sold                          $             --           --      (0.01)     (0.04)    (0.09)       --
 Total distributions                        $          (0.12)       (0.44)     (0.43)     (0.44)    (0.54)    (0.49)
 Net asset value, end of the period         $           4.06         4.30       4.87       5.30      5.27      5.04
 Total return(1)                            %          (2.84)       (2.98)     (0.12)      9.00     15.75     18.55
Ratios and supplemental data:
 Net assets, end of the period (000s)       $         13,406       16,442     21,320     12,606     6,619     4,773
 Ratio of expenses to average net assets
  after reimbursement(2)                    %           0.80         0.80       0.80       0.79      0.80      0.80
 Ratio of expenses to average net assets
  prior to expense reimbursement(2)         %           1.07         1.11       1.23       1.35      1.73      2.11
 Ratio of net investment income to
  average net assets(2)                     %           9.63         9.19       8.92       8.44      8.72     10.61
 Portfolio turnover                         %             60           85        135        152       159       157

----------
(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Variable Products Trust (formerly Northstar Galaxy Trust) is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of the eight investment series which comprise the Trust (the "Funds") and their respective investment objectives are set forth below.

MagnaCap Portfolio ("MagnaCap Portfolio") is a diversified portfolio whose investment objective is growth of capital through investments in common stock of companies that have paid increasing dividends or have had the capability to pay rising dividends from their operations.

Research Enhanced Index Portfolio ("Research Enhanced Index Portfolio") is a diversified portfolio whose investment objective is capital appreciation by investing primarily in large companies that make up the S&P 500 Index.

Growth Opportunities Portfolio ("Growth Opportunities Portfolio") is a diversified portfolio which seeks long-term growth of capital through investments in common stock of U.S. companies that the portfolio manager feels have above average prospects for growth.

MidCap Opportunities Portfolio ("MidCap Opportunities Portfolio") is a diversified portfolio which seeks long-term capital appreciation through investments in common stock of mid-sized U.S. companies that the portfolio managers feel have above average prospects for growth.

Growth + Value Portfolio ("Growth + Value Portfolio") is a diversified portfolio with an investment objective of long-term growth of capital through investments in common stocks and convertible securities that the Adviser believes provide above average potential for capital appreciation.

SmallCap Opportunities Portfolio ("SmallCap Opportunities Portfolio") (formerly Emerging Growth Portfolio) is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in small to mid-sized companies that the Adviser feels have above average prospects for growth.

International Value Portfolio ("International Value Portfolio") is a diversified portfolio with the investment objective of long-term capital appreciation by investing primarily in foreign companies with a market valuation greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".

High Yield Bond Portfolio ("High Yield Bond Portfolio") is a diversified portfolio whose investment objective is to seek high income consistent with the preservation of capital by investing primarily in a diversified group of high yield-high risk fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

On October 29, 1999, ReliaStar Financial Corp., the indirect parent Company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition Northstar, the Adviser to the Trust, changed its name to Pilgrim Advisors, Inc. Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc. on April 30, 2000.

Security Valuation. Equity securities are valued daily at closing sales prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of

--------------------------------------------------------------------------------

the Trustees of the Trust. At June 30, 2000, the High Yield Bond Portfolio contained one security for which market quotations were not readily available and which were fair valued pursuant to the Fund's procedures. The security had a total value of $1,547 representing 0.01% of the Portfolio's net assets. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Portfolios' securities.

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates.

Distribution to Shareholders. Dividends from net investment income are declared and paid annually by the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth + Value Portfolio, International Value Portfolio and the SmallCap Opportunities Porfolio; and declared daily and paid quarterly by the Research Enhanced Index Portfolio and the High Yield Bond Portfolio. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Portfolios may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles.

Foreign Currency. The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain(loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation(depreciation) of foreign currency arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Foreign Currency Forward Contracts. The Portfolios may enter into foreign currency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolios agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolios' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Portfolios may write (sell) and purchase put and call options. The premium collected or paid by a Portfolio for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked

--------------------------------------------------------------------------------

to market" to reflect the current market value of the option. If an option which a Portfolio has sold or purchased expires on the stipulated expiration date, the Portfolio realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Portfolio's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Portfolio enters into a closing transaction. If the option is held until expiration, the Portfolio recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Portfolio. If the Portfolio enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Portfolio from the counterparty and the amount paid by the Portfolio on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures contracts. The Portfolios may invest in futures contracts solely for the purpose of hedging their existing portfolio securities, or securities that the Portfolios intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Portfolios' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Portfolios each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Portfolios recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolios' basis in the contract.

Should market conditions move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Portfolios' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolios may be delayed or limited.

Federal Income Taxes. The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.

NOTE 2 -- INVESTMENT ADVISER AND ADMINISTRATOR

Pilgrim Investments, Inc. (the "Adviser") serves as each Portfolio's investment adviser. The Adviser receives an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets from the MagnaCap Portfolio, Research Enhanced Index Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio, Growth+Value Portfolio, SmallCap Opportunities Portfolio, and High Yield Bond Portfolio. The Adviser receives an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets from the

--------------------------------------------------------------------------------

International Value Portfolio. For the six months ended June 30, 2000, the Adviser earned $1,114,447 in investment advisory fees. Pilgrim Group, Inc. (the "Administrator") serves as each Portfolio's administrator. Each Portfolio pays the Administrator a fee calculated at an annual rate of 0.10% of average daily net assets. For the six months ended June 30, 2000, the Administrator earned $144,381 in administrative fees.

The Adviser has voluntarily undertaken to limit the expenses of the Research Enhanced Index Portfolio, Growth + Value Portfolio and High Yield Bond Portfolio to 0.80% of the average daily net assets and to limit the expenses of the MagnaCap Portfolio, Growth Opportunities Portfolio, MidCap Opportunities Portfolio and SmallCap Opportunities to 0.90% and International Value Portfolio to 1.00% of the average daily net assets. Effective April 30, 1999, the expense limit for Research Enhanced Index Portfolio increased from 0.80% to 0.90%. For the six months ended June 30, 2000, the Adviser has reimbursed the MagnaCap Portfolio $5,725, Research Enhanced Portfolio $25,346, the Growth Opportunities Portfolio $7,114, the MidCap Opportunities Portfolio $7,141, the Growth + Value Portfolio $77,804, the SmallCap Opportunities Portfolio $53,899, International Value Portfolio $67,181 and the High Yield Bond Portfolio $19,283.

Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth + Value Portfolio pursuant to a Subadvisory Agreement dated November 1, 1998, between the Adviser and Navellier. For its services, Navellier receives, from the Adviser, an annual fee equal to 0.35% of the average daily net assets. For the six months ended June 30, 2000, Navellier received $1,695,964 in subadvisory fees from the Adviser.

Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as a subadviser to the International Value Portfolio pursuant to a Subadvisory Agreement dated July 24, 1997. For its services, Brandes receives, from the Adviser, an annual fee equal to 0.50% of the average daily net asset value of the Portfolio. Brandes has waived their advisory fee until the Portfolio reaches $50 million in assets.

J.P. Morgan Investment Management Inc. ("J.P. Morgan"), a registered investment adviser, serves as subadviser to the Research Enchanced Index Portfolio pursuant to a Subadvisory Agreement dated April 30, 1999, between the Adviser and J.P. Morgan. For its services, J.P. Morgan receives, from the Adviser, an annual fee equal to 0.20% of the average daily net assets. For the six months ended June 30, 2000, J.P. Morgan received $251,818 in subadvisory fees from the Adviser.

NOTE 3 -- PURCHASES AND SALE OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended June 30, 2000 were as follows:

                                     Research          Growth          MidCap
                       MagnaCap   Enhanced Index   Opportunities   Opportunities
                      Portfolio      Portfolio       Portfolio       Portfolio
                      ---------      ---------       ---------       ---------
Aggregate purchases  $1,859,560     $6,181,312       $1,498,573       $286,966
Aggregate sales              --      6,403,635          226,023         24,422

                                         SmallCap    International    High Yield
                     Growth + Value   Opportunities      Value           Bond
                        Portfolio       Portfolio      Portfolio      Portfolio
                        ---------       ---------      ---------      ---------
Aggregate purchases   $140,888,294    $116,020,186    $14,693,042    $5,382,156
Aggregate sales        106,588,209      76,909,708     14,324,761     6,145,676

U.S. Government Securities not included above were as follows:

                                     Research          Growth          MidCap
                       MagnaCap   Enhanced Index   Opportunities   Opportunities
                      Portfolio      Portfolio       Portfolio       Portfolio
                      ---------      ---------       ---------       ---------
Aggregate purchases      $  --        $ 49,648          $  --           $  --
Aggregate sales             --         100,006             --              --

                                         SmallCap    International    High Yield
                     Growth + Value   Opportunities      Value           Bond
                        Portfolio       Portfolio      Portfolio      Portfolio
                        ---------       ---------      ---------      ---------
Aggregate purchases     $  --            $  --           $  --         $  --
Aggregate sales            --               --              --            --

--------------------------------------------------------------------------------

NOTE 4 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Portfolio for the six months ended June 30, 2000 were as follows:

                                     Research          Growth          MidCap
                       MagnaCap   Enhanced Index   Opportunities   Opportunities
                      Portfolio      Portfolio       Portfolio       Portfolio
                      ---------      ---------       ---------       ---------
Shares sold             24,440         852,034        151,842          39,567
Shares issued as
 reinvestments of
 dividends                  --           7,756             --              --
Shares redeemed        (10,028)     (1,064,248)        (2,156)         (5,711)
                       -------      ----------        -------          ------
Net increase
 (decrease)             14,412        (204,458)       149,686          33,856
                       =======      ==========        =======          ======

                                         SmallCap    International    High Yield
                     Growth + Value   Opportunities      Value           Bond
                        Portfolio       Portfolio      Portfolio      Portfolio
                        ---------       ---------      ---------      ---------
Shares sold             1,702,153       2,562,149      4,110,502      1,465,459
Shares issued as
 reinvestments of
 dividends                    --               --         10,634         98,542
Shares redeemed         (867,359)      (1,135,082)    (3,895,793)    (2,084,310)
                        ---------      ----------     ----------     ----------
Net increase
 (decrease)              834,794        1,427,067        225,343       (520,309)
                        =========      ==========     ==========     ==========

Transactions in capital shares of each Portfolio for the year ended December 31, 1999 were as follows:

                         Research                              SmallCap       International       High Yield
                      Enhanced Index     Growth + Value     Opportunities         Value              Bond
                         Portfolio          Portfolio         Portfolio         Portfolio         Portfolio
                         ---------          ---------         ---------         ---------         ---------
Shares sold             4,702,239           1,238,595         1,483,157         5,601,652         2,153,188
Shares issued as
 reinvestments of
 dividends                 83,063            527,241            337,694           179,821           391,809
Shares redeemed        (1,818,177)          (989,359)        (1,077,481)       (5,395,608)       (3,096,755)
                       ----------           ---------        ----------        ----------        ----------
Net increase            2,967,125            776,477            743,370           385,865          (551,758)
                       ==========           =========        ==========        ==========        ==========

NOTE 5 -- CREDIT RISK AND DEFAULTED SECURITIES

Although the Portfolios have a diversified portfolio, the High Yield Bond Portfolio had 100% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in higher yielding securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 2000, the High Yield Bond Portfolio held SA Telecommunications, Inc., a security in default. For financial reporting purposes, it is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 6 -- FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

At December 31, 1999 the Research Enhanced Index Portfolio had capital loss carryforwards of $331,465 and $527,558 expiring December 31, 2006 and 2007, respectively. High Yield Bond Portfolio had capital loss carryforwards of $6,416 and $1,520,897 expiring December 31, 2006 and 2007, respectively. During 1999, no prior year capital loss carryforward amount was utilized.

NOTE 7 -- SECURITY LOANS

The Portfolio may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, the Portfolio may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolios receive compensation for lending its securities in the form of fees or all or a portion of the income from investments of the collateral.

--------------------------------------------------------------------------------

The Portfolios also continue to earn income on the securities loaned. At June 30, 2000, the Portfolios did not have any securities on loan.

NOTE 8 -- LETTER OF CREDIT

The Pilgrim Funds, Pilgrim Equity Trust, Pilgrim Variable Products Trust and Pilgrim Mayflower Trust (collectively the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended June 30, 2000, the Funds did not have any loans outstanding.

NOTE 9 -- FUTURES CONTRACTS

On June 30, 2000, the Research Enhanced Index Portfolio had $75,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at June 30, 2000, were as follows:

                                Number of                            Unrealized
    Contract                    Contracts    Month    Commitment    Depreciation
    --------                    ---------    -----    ----------    ------------
September 00 S&P 500 Futures       1         June        Buy           6,831

NOTE 10 -- SUBSEQUENT EVENTS

On May 1, 2000, ReliaStar Financial Corp. (NYSE:RLR), the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds entered into an agreement under which it will be acquired by ING Groep N.V. (NYSE:ING). ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, approval by the Directors/Trustees of the Pilgrim Funds and certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

Pilgrim VP
MagnaCap
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
  COMMON STOCKS: 95.72%
                  Beverages: 5.68%
     50           Anheuser-Busch Cos., Inc.                             $  3,734
    100           PepsiCo, Inc.                                            4,444
                                                                        --------
                                                                           8,178
                                                                        --------
                  Chemicals: 1.52%
     50           Du Pont (E.I.) de Nemours & Co.                          2,187
                                                                        --------
                  Computers: 5.76%
     50     @     Computer Sciences Corp.                                  3,734
     50     @     Sun Microsystems, Inc.                                   4,547
                                                                        --------
                                                                           8,281
                                                                        --------
                  Diversified Financial Services: 5.23%
     40           Alliance Capital Management Holdings                     1,898
     50           Citigroup, Inc.                                          3,012
     50           Fannie Mae                                               2,609
                                                                        --------
                                                                           7,519
                                                                        --------
                  Electric: 1.96%
     50           Duke Energy Corp.                                        2,819
                                                                        --------
                  Electronics: 2.91%
    100     @     Solectron Corp.                                          4,188
                                                                        --------
                  Food: 3.04%
    100           Heinz (H.J.) Co.                                         4,375
                                                                        --------
                  Healthcare-Products: 5.98%
     50           Baxter Int'l, Inc.                                       3,516
     50           Johnson & Johnson                                        5,093
                                                                        --------
                                                                           8,609
                                                                        --------
                  Insurance: 12.50%
    150           Aflac, Inc.                                              6,891
     50           American Int'l Group                                     5,875
     50           Marsh & McLennan Cos.                                    5,221
                                                                        --------
                                                                          17,987
                                                                        --------
                  Leisure Time: 0.68%
     50           Carnival Corp.                                             975
                                                                        --------
                  Media: 2.70%
    100           Disney (Walt) Co.                                        3,881
                                                                        --------
                  Miscellaneous Manufacturing: 6.98%
    100           General Electric Co.                                   $ 5,300
    100    @@     Tyco Int'l, Ltd.                                         4,737
                                                                        --------
                                                                          10,037
                                                                        --------
                  Oil & Gas Producers: 8.45%
    100           Chevron Corp.                                            8,481
    150           Conoco, Inc.                                             3,683
                                                                        --------
                                                                          12,166
                                                                        --------
                  Oil & Gas Service: 1.55%
     30           Schlumberger, Ltd.                                       2,239
                                                                        --------
                  Retail: 8.70%
    100     @     Best Buy Co., Inc.                                       6,325
    100           McDonald's Corp.                                         3,294
     50           Target Corp.                                             2,900
                                                                        --------
                                                                          12,519
                                                                        --------
                  Savings & Loans: 2.01%
    100           Washington Mutual, Inc.                                  2,888
                                                                        --------
                  Semiconductors: 8.19%
     50           Altera Corp.                                             5,097
     50           Intel Corp.                                              6,684
                                                                        --------
                                                                          11,781
                                                                        --------
                  Software: 3.72%
    100           Automatic Data Processing                                5,356
                                                                        --------
                  Telecommunications: 7.24%
     50           Bell Atlantic Corp.                                      2,541
     50           SBC Communications, Inc.                                 2,163
     50     @     Tellabs, Inc.                                            3,423
     50     @     Worldcom, Inc.                                           2,294
                                                                        --------
                                                                          10,420
                                                                        --------
                  Tobacco: 0.92%
     50           Philip Morris Cos., Inc.                                 1,328
                                                                        --------
                  Total Common Stocks (Cost $137,956)                    137,733
                                                                        --------

                  Total Investments in Securities
                    (Cost $ 137,956)*                      95.72%      $ 137,733
                  Other Assets and Liabilities-Net          4.28%          6,159
                                                          ------       ---------
                  Net Assets                              100.00%      $ 143,892
                                                          ======       =========

@    Non-income producing security
@@   Foreign Issuer

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

      Gross Unrealized

      Appreciation                          $  2,222
      Gross Unrealized Depreciation           (2,445)
                                            --------
      Net Unrealized Depreciation           $   (223)
                                            ========

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                    Value
  ------                                                    -----
  COMMON STOCKS: 99.30%
                  Aerospace/Defense: 0.34%
  1,500           Boeing Co.                            $   62,719
    700           Goodrich (B.F.) Co.                       23,843
    400           Lockheed Martin Corp.                      9,926
                                                        ----------
                                                            96,488
                                                        ----------
                  Airlines: 0.22%
    700           AMR Corp.                                 18,505
    600           Delta Air Lines, Inc.                     30,338
    100     @     Northwest Airlines Corp.                   3,044
    600           Southwest Airlines                        11,363
                                                        ----------
                                                            63,250
                                                        ----------
                  Apparel: 0.06%
    600     @     Jones Apparel Group, Inc.                 14,100
    100           Nike, Inc.                                 3,981
                                                        ----------
                                                            18,081
                                                        ----------
                  Auto Manufacturers: 1.50%
  5,800           Ford Motor Co.                           249,400
  2,700           General Motors Corp.                     156,769
    400           Paccar, Inc.                              15,875
                                                        ----------
                                                           422,044
                                                        ----------
                  Auto Parts & Equipment: 0.29%
    800           Dana Corp.                                16,950
  2,900           Delphi Automotive Systems                 42,231
    800           Goodyear Tire & Rubber Co.                16,000
    655           Visteon Corp.                              7,938
                                                        ----------
                                                            83,119
                                                        ----------
                  Banks: 2.44%
    800           Bank of America Corp.                 $   34,400
  3,800           Bank One Corp.                           100,938
    470           Banknorth Group, Inc.                      7,196
    500           Comerica, Inc.                            22,438
    400           Compass Bancshares, Inc.                   6,825
    500           First Tennessee National Corp.             8,281
  4,100           First Union Corp.                        101,732
  3,200           Firstar Corp.                             67,400
  2,600           Fleet Boston Financial Corp.              88,400
    700           Hibernia Corp.                             7,613
  1,900           Keycorp                                   33,487
    400           Marshall & Ilsley Corp.                   16,600
    300           Mercantile Bankshares Corp.                8,944
    200           National Commerce Bancorp                  3,213
    580           North Fork Bancorp                         8,772
  1,200           PNC Financial Services Group              56,250
    700           Regions Financial Corp.                   13,913
    700           SouthTrust Corp.                          15,838
    700           Summit Bancorp                            17,238
    400           TCF Financial Corp.                       10,275
  2,500           U.S. Bancorp                              48,125
    400           Union Planters Corp.                      11,175
                                                        ----------
                                                           689,053
                                                        ----------
                  Beverages: 0.92%
  4,500           Coca-Cola Co.                            258,469
                                                        ----------
                  Biotechnology: 0.14%
    100     @     Amgen, Inc.                                7,025
    200     @     Genzyme Corp.-General Division            11,887
    100     @     Human Genome Sciences, Inc.               13,338
    100     @     Incyte Genomics, Inc.                      8,219
                                                        ----------
                                                            40,469
                                                        ----------
                  Chemicals: 1.07%
  1,700           Air Products & Chemicals, Inc.            52,381
  3,300           Dow Chemical Co.                          99,619
  1,200           PPG Industries, Inc.                      53,175
  1,100           Praxair, Inc.                             41,181
  1,600           Rohm & Haas Co.                           55,200
                                                        ----------
                                                           301,556
                                                        ----------
                  Commercial Services: 0.21%
  4,200           Cendant Corp.                             58,800
                                                        ----------
                  Computers: 13.02%
  1,000     @     Apple Computer, Inc.                      52,375
 18,000     @     Cisco Systems, Inc.                    1,144,125
  5,000           Compaq Computer Corp.                    127,813
  7,700     @     Dell Computer Corp.                      379,706
  1,500           Electronic Data Systems                   61,875
  3,000           EMC Corp.                                230,812
  2,600           Hewlett-Packard Co.                      324,675
  2,800           International Business Machines          306,775
    400     @     Lexmark Int'l, Inc.                       26,900
  4,500     @     Oracle Corp.                             378,281
  2,600     @     Seagate Technology, Inc.                 143,000
  5,100     @     Sun Microsystems, Inc.                   463,781
    300     @     Veritas Software Corp.                    33,905
                                                        ----------
                                                         3,674,023
                                                        ----------
                  Cosmetics/Personal Care: 1.78%
    300           Estee Lauder Cos., Inc.                   14,831
  4,600           Gillette Co.                             160,712
  1,200           Kimberly-Clark Corp.                      68,850
  4,500           Procter & Gamble Co.                     257,625
                                                        ----------
                                                           502,018
                                                        ----------
                  Distribution/Wholesale: 0.02%
    200           Grainger (W.W.), Inc.                      6,163
                                                        ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Diversified Financial Services: 6.43%
    420           American Express Co.                                $   21,893
  2,400           Associates First Capital Corp.                          53,550
    725           Bear Stearns Cos., Inc.                                 30,178
    800           Capital One Financial Corp.                             35,700
    900           CIT Group, Inc.                                         14,625
  9,100           Citigroup, Inc.                                        548,275
  2,870           Fannie Mae                                             116,235
    800           Franklin Resources, Inc.                                24,300
  3,600           Freddie Mac                                            187,875
  1,600           Goldman Sachs Group, Inc.                              151,800
    700           Household Int'l, Inc.                                   29,094
    500           Lehman Brothers Holdings, Inc.                          47,281
  1,900           Merrill Lynch & Co.                                    218,500
  3,000           Morgan Stanley Dean Witter & Co.                       249,750
    900           Paine Webber Group, Inc.                                40,950
    500           Providian Financial Corp.                               45,000
                                                                      ----------
                                                                       1,815,006
                                                                      ----------
                  Electric: 1.70%
    100           Allegheny Energy, Inc.                                   2,738
    300           Ameren Corp.                                            10,125
    900           Cinergy Corp.                                           22,894
    800           CMS Energy Corp.                                        17,700
    800           Consolidated Edison, Inc.                               23,700
  1,900           CP&L Energy, Inc.                                       60,681
  1,000           Dominion Resources, Inc.                                42,875
  1,000           DTE Energy Co.                                          30,563
  1,300           Edison Int'l                                            26,650
  1,200           Entergy Corp.                                           32,625
    700           FPL Group, Inc.                                         34,650
    700           GPU, Inc.                                               18,943
    700           NiSource, Inc.                                          13,037
  1,700           PG&E Corp.                                              41,862
    600           Pinnacle West Capital Corp.                             20,325
    900           PPL Corp.                                               19,744
  1,500           TXU Corp.                                               44,250
    800           Wisconsin Energy Corp.                                  15,851
                                                                      ----------
                                                                         479,213
                                                                      ----------
                  Electrical Components & Equipment: 0.26%
  1,200           Emerson Electric Co.                                    72,450
                                                                      ----------
                  Electronics: 0.36%
    991    @      Agilent Technologies, Inc.                              73,086
    400           Johnson Controls, Inc.                                  20,525
    100           PE Corp.-PE Biosystems Group                             6,588
                                                                      ----------
                                                                         100,199
                                                                      ----------
                  Food: 1.88%
  1,200           Bestfoods                                               83,100
  1,300           General Mills, Inc.                                     49,725
  1,500           Heinz (H.J.) Co.                                        65,625
    300           Hershey Foods Corp.                                     14,550
  1,700           Kellogg Co.                                             50,575
  4,000    @      Kroger Co.                                              88,250
    100           Nabisco Holdings Corp.                                   5,250
    600           Quaker Oats Co.                                         45,075
  1,200           Ralston Purina Group                                    23,925
  2,400   @@      Unilever NV                                            103,200
                                                                      ----------
                                                                         529,275
                                                                      ----------
                  Forest Products & Paper: 0.36%
    100           Bowater, Inc.                                            4,412
  1,000           Fort James Corp.                                        23,125
    500           Georgia-Pacific                                         13,125
  1,600           International Paper Co.                                 47,700
    300           Temple-Inland, Inc.                                     12,600
                                                                      ----------
                                                                         100,962
                                                                      ----------
                  Healthcare-Products: 1.35%
    200           Baxter Int'l, Inc.                                      14,062
  1,200           Becton, Dickinson & Co.                                 34,425
  1,700    @      Boston Scientific Corp.                                 37,294
    100    @      Guidant Corp.                                            4,950
  1,700           Johnson & Johnson                                      173,187
  2,000           Medtronic, Inc.                                         99,625
    400           ST Jude Medical, Inc.                                   18,350
                                                                      ----------
                                                                         381,893
                                                                      ----------
                  Healthcare-Services: 0.58%
  1,800           HCA - The Healthcare Co.                                54,675
  2,000    @      Tenet Healthcare Corp.                                  54,000
    400           UnitedHealth Group, Inc.                                34,300
    300    @      Wellpoint Health Networks, Inc.                         21,732
                                                                      ----------
                                                                         164,707
                                                                      ----------
                  Household Products/Wares: 0.16%
  1,000           Clorox Co.                                              44,812
                                                                      ----------
                  Insurance: 3.22%
  1,000           Aetna, Inc.                                             64,187
  4,700           Allstate Corp.                                         104,575
    400           AMBAC Financial Group, Inc.                             21,924
    100           American General Corp.                                   6,100
  2,200           American Int'l Group                                   258,500
    900           AON Corp.                                               27,956
  1,800           AXA Financial, Inc.                                     61,200
    900           Cigna Corp.                                             84,150
    100           Financial Security Assurance Holdings                    7,588
  1,400           Hartford Financial Services                             78,313
  1,800    @      John Hancock Financial Services                         42,638
  1,000           Lincoln National Corp.                                  36,125
    600           MBIA, Inc.                                              28,912
  3,200    @      Metlife, Inc                                            67,400
    800           Torchmark Corp.                                         19,750
                                                                      ----------
                                                                         909,318
                                                                      ----------
                  Internet: 1.16%
    800    @      Ameritrade Holding Corp.                                 9,300
    400    @      DoubleClick, Inc.                                       15,250
  1,800    @      E*TRADE Group, Inc.                                     29,700
  4,564           Schwab (Charles) Corp.                                 153,466
  2,600    @      TD Waterhouse Group                                     45,013
    600    @      Yahoo, Inc.                                             74,325
                                                                      ----------
                                                                         327,054
                                                                      ----------
                  Iron/Steel: 0.08%
    450           Allegheny Technologies, Inc.                             8,100
    400           Nucor Corp.                                             13,275
                                                                      ----------
                                                                          21,375
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Lodging: 0.25%
  1,100           Marriott Int'l, Inc.                                $   39,669
    900           Starwood Hotels & Resorts Worldwide                     29,306
                                                                      ----------
                                                                          68,975
                                                                      ----------
                  Machinery-Construction & Mining: 0.20%
  1,700           Caterpillar, Inc.                                       57,587
                                                                      ----------
                  Machinery Diversified: 0.22%
    800           Ingersoll-Rand Co.                                      32,200
    900           Rockwell Int'l Corp.                                    28,350
                                                                      ----------
                                                                          60,550
                                                                      ----------
                  Media: 4.35%
  4,700    @      AT&T - Liberty Media Group                             148,637
  3,700    @      Comcast Corp.                                          149,850
  1,000           Disney (Walt) Co.                                       38,812
    900    @      Fox Entertainment Group, Inc.                           27,338
  1,500           Gannett Co., Inc.                                       89,719
    400           Knight Ridder, Inc.                                     21,275
  4,000    @      MediaOne Group, Inc.                                   265,256
    500           New York Times Co.                                      19,750
  2,300   @@      Seagram Co., Ltd.                                      133,400
  3,400           Time Warner, Inc.                                      258,400
  1,100    @      Viacom, Inc.                                            75,006
                                                                      ----------
                                                                       1,227,443
                                                                      ----------
                  Mining: 0.55%
    600   @@      Alcan Aluminium, Ltd.                                   18,600
  4,672           Alcoa, Inc.                                            135,488
                                                                      ----------
                                                                         154,088
                                                                      ----------
                  Miscellaneous Manufacturing: 6.83%
    500           Cooper Industries, Inc.                                 16,281
  2,100           Eastman Kodak Co.                                      124,950
    400           Eaton Corp.                                             26,800
 24,700           General Electric Co.                                 1,309,100
  4,100           Honeywell Int'l, Inc.                                  138,119
    600           ITT Industries, Inc.                                    18,225
  6,200   @@      Tyco Int'l, Ltd.                                       293,725
                                                                      ----------
                                                                       1,927,200
                                                                      ----------
                  Oil & Gas Producers: 5.57%
    400           Anadarko Petroleum Corp.                                19,725
    300           Apache Corp.                                            17,644
  2,300           Chevron Corp.                                          195,069
  1,200           Conoco Inc.                                             29,475
    500           Conoco Inc.                                             11,000
    200           Devon Energy Corp.                                      11,237
  9,588           Exxon Mobil Corp.                                      752,658
    560    @      Global Marine Inc.                                      15,785
    400           Phillips Petroleum Co.                                  20,275
  6,400   @@      Royal Dutch Petroleum Co.                              394,000
  1,500           Texaco, Inc.                                            79,875
    200           Tosco Corp.                                              5,662
    800           Union Pacific Resources Group                           17,600
                                                                      ----------
                                                                       1,570,005
                                                                      ----------
                  Oil & Gas Services: 0.14%
  1,000           Baker Hughes, Inc.                                      32,000
    100    @      Cooper Cameron Corp.                                     6,600
                                                                      ----------
                                                                          38,600
                                                                      ----------
                  Packaging & Containers: 0.05%
    990    @      Smurfit-Stone Container Corp.                           12,746
                                                                       ---------
                  Pharmaceuticals: 9.29%
  5,300           Abbott Laboratories                                    236,181
    300    @      Alza Corp.                                              17,738
  4,600           American Home Products Corp.                           270,250
  6,700           Bristol-Myers Squibb Co.                               390,275
  3,800           Eli Lilly & Co.                                        379,525
    200           Forest Laboratories - Class A                           20,200
  5,000           Merck & Co., Inc.                                      383,125
 11,050           Pfizer Inc.                                            530,400
  3,600           Pharmacia Corp.                                        186,075
  3,800           Schering-Plough Corp.                                  191,900
    300    @      Watson Pharmaceutical, Inc.                             16,125
                                                                      ----------
                                                                       2,621,794
                                                                      ----------
                  Pipelines: 0.45%
    300           Columbia Energy Group                                   19,687
    400           Dynegy, Inc.                                            27,325
    600           EL Paso Energy Corp.                                    30,562
  1,200           Williams Cos., Inc.                                     50,025
                                                                      ----------
                                                                         127,599
                                                                      ----------
                  Retail: 5.26%
    900           Circuit City Stores                                     29,869
  1,000    @      Federated Department Stores, Inc.                       33,750
  4,200           Gap, Inc.                                              131,250
  4,000           Home Depot, Inc.                                       199,750
  1,800           Limited, Inc.                                           38,925
  1,500           Lowe's Cos.                                             61,594
  1,600           May Department Stores Co.                               38,400
    900           McDonald's Corp.                                        29,644
    500           Nordstrom, Inc.                                         12,062
  1,000           Penney (J.C.) Co.                                       18,437
  1,300           Sears, Roebuck, and Co.                                 42,412
  2,100           Target Corp.                                           121,800
  1,900           TJX Cos., Inc.                                          35,625
 12,000           Wal-Mart Stores, Inc.                                  691,500
                                                                      ----------
                                                                       1,485,018
                                                                      ----------
                  Savings & Loans: 0.44%
    800           Charter One Financial, Inc.                             18,400
    700           Dime Bancorp, Inc.                                      11,025
    500           Golden West Financial Corp.                             20,406
    500           Greenpoint Financial Corp.                               9,375
  2,270           Washington Mutual, Inc.                                 65,547
                                                                      ----------
                                                                         124,753
                                                                      ----------
                  Semiconductors: 7.00%
    500           Advanced Micro Devices                                  38,625
    600    @      Altera Corp.                                            61,163
  2,600    @      Applied Materials, Inc.                                235,625
  8,700           Intel Corp.                                          1,163,081
    200    @      Lattice Semiconductor Corp.                             13,825
    700           Micron Technology, Inc.                                 61,644
    600    @      National Semiconductor Corp.                            34,050
  5,200           Texas Instruments, Inc.                                357,175
    100    @      Xilinx, Inc.                                             8,256
                                                                      ----------
                                                                       1,973,444
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Research
Enhanced Index
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Software: 6.54%
    400           Adobe Systems, Inc.                                 $   52,000
  6,800    @      America Online, Inc.                                   358,700
    400           Automatic Data Processing                               21,425
    900    @      BMC Software, Inc.                                      32,835
    600    @      Citrix Systems, Inc.                                    11,361
  1,800           Computer Associates Int'l                               92,138
 13,700    @      Microsoft Corp.                                      1,096,000
    400    @      Network Associates, Inc.                                 8,150
    600    @      Siebel Systems, Inc.                                    98,137
    200    @      Symantec Corp.                                          10,788
    600    @      Tibco Software, Inc.                                    64,341
                                                                      ----------
                                                                       1,845,875
                                                                      ----------
                  Telecommunications: 11.02%
    300    @      Allegiance Telecom, Inc.                                19,200
    500           Alltel Corp.                                            30,969
  6,000    @      AT&T Corp.                                             145,500
  2,500           Bell Atlantic Corp.                                    127,031
  1,200           Bellsouth Corp.                                         51,150
    300           Corning, Inc.                                           80,963
  3,400    @      Global Crossing, Ltd.                                   89,462
          @@
  3,500           GTE Corp.                                              217,875
  6,800           Lucent Technologies, Inc.                              402,900
  6,900           Motorola, Inc.                                         200,531
  8,900   @@      Nortel Networks Corp.                                  607,425
    600    @      Qualcomm, Inc.                                          36,000
 10,000           SBC Communications, Inc.                               432,500
  1,100    @      Sprint Corp. (PCS Group)                                65,450
  1,300    @      Tellabs, Inc.                                           88,969
  1,000           US West, Inc.                                           85,750
  9,300    @      Worldcom, Inc.                                         426,638
                                                                      ----------
                                                                       3,108,313
                                                                      ----------
                  Tobacco: 0.94%
 10,000           Philip Morris Cos., Inc.                               265,625
                                                                      ----------
                  Toys/Games/Hobbies: 0.15%
    900           Hasbro, Inc.                                            13,556
  2,200           Mattel, Inc.                                            29,013
                                                                      ----------
                                                                          42,569
                                                                      ----------
                  Transportation: 0.50%
  1,500           Burlington Northern
                  Santa Fe Co.                                        $   34,407
  1,100           CSX Corp.                                               23,306
    600    @      FedEx Corp.                                             22,800
  1,900           Norfolk Southern
                  Corp.                                                   28,263
    900           Union Pacific Corp.                                     33,469
                                                                      ----------
                                                                         142,245
                                                                      ----------
                  Total Common Stocks
                   (Cost $26,436,552)                                 28,014,226
                                                                      ----------
US. GOVERNMENT SECURITIES: 0.27%
$  75,000     U.S. Treasury Note, 5.625%, due 02/28/01                  $ 74,559
                                                                      ----------
              (Cost $74,593)                                              74,559
                                                                      ----------
Principal
 Amount
 ------
                  Repurchase Agreements: 0.41%
$   116,000       State Street Repurchase Agreement, 6.200% due
                    07/03/00 (Collateralized by $80,000 U.S.
                    Treasury Notes, 11.250% Due 02/15/15 Market
                    Value $121,400)                                  $   116,000
                                                                     -----------
                  Total Short-Term Investments (Cost $116,000)           116,000
                                                                     -----------
                  Total Investments in Securities
                    (Cost $ 26,627,145)*                  99.98%     $28,204,785
                  Other Assets and Liabilities-Net         0.02%           6,072
                                                         ------      -----------
                  Net Assets                             100.00%     $28,210,857
                                                         ======      ===========

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is $26,678,086. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                     $ 4,450,887
                  Gross Unrealized Depreciation                      (2,822,306)
                                                                    -----------
                  Net Unrealized Appreciation                       $ 1,628,581
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
  COMMON STOCKS: 76.09%

                  Banks: 1.50%
    300           Bank of New York Co., Inc.                          $   13,950
    300           Fleet Boston Financial Corp.                            10,200
                                                                      ----------
                                                                          24,150
                                                                      ----------
                  Beverages: 0.36%
    100           Coca-Cola Co.                                            5,754
                                                                      ----------
                  Biotechnology: 4.08%
     44           Amgen, Inc.                                              3,091
    173     @     Biogen, Inc.                                            11,159
     50     @     Human Genome Sciences, Inc.                              6,669
    250     @     Immunex Corp.                                           12,359
    150     @     Incyte Genomics, Inc.                                   12,328
    100     @     Millennium Pharmaceuticals                              11,188
     54     @     Protein Design Labs, Inc.                                8,907
                                                                      ----------
                                                                          65,701
                                                                      ----------
                  Computers: 9.42%
     75     @     Brocade Communications System                           13,761
    175     @     Cisco Systems, Inc.                                     11,123
     96           EMC Corp.                                                7,386
    100     @     Foundry Networks, Inc.                                  11,050
    125     @     Juniper Networks, Inc.                                  18,195
    125     @     Oracle Corp.                                            10,358
    125     @     Redback Networks                                        22,250
    100     @     Sandisk Corp.                                            6,119
    100     @     Sapient Corp.                                           10,694
     68     @     Silicon Storage Technology, Inc.                         6,063
    100     @     StorageNetworks, Inc.                                    9,025
     50     @     Stratos Lightwave, Inc.                                  1,394
     79     @     Turnstone Systems, Inc.                                 13,088
    100     @     Veritas Software Corp.                                  11,301
                                                                      ----------
                                                                         151,807
                                                                      ----------
                  Cosmetics/Personal Care: 0.83%
    300           Avon Products                                           13,350
                                                                      ----------
                  Diversified Financial Services: 3.27%
    175           Citigroup, Inc.                                         10,544
    100           Lehman Brothers Holdings, Inc.                           9,623
     56           Merrill Lynch & Co.                                      6,440
    150           Morgan Stanley Dean Witter & Co.                        12,487
    300           Paine Webber Group, Inc.                                13,650
                                                                      ----------
                                                                          52,744
                                                                      ----------
                  Electric: 1.81%
    200           Duke Energy Corp.                                       11,275
    200           PECO Energy Co.                                          8,558
    300           Reliant Energy, Inc.                                     9,349
                                                                      ----------
                                                                          29,182
                                                                      ----------
                  Electronics: 2.80%
    100           Adobe Systems, Inc.                                     13,000
    150     @     Agilent Technologies, Inc.                              11,063
    100     @     Sanmina Corp.                                            8,617
    100     @     Waters Corp.                                            12,481
                                                                      ----------
                                                                          45,161
                                                                      ----------
                  Food: 0.51%
    189     @     Safeway, Inc.                                            8,194
                                                                      ----------
                  Healthcare-Products: 1.56%
    140           Baxter Int'l, Inc.                                       9,844
    150           Johnson & Johnson                                       15,281
                                                                      ----------
                                                                          25,125
                                                                      ----------
                  Healthcare-Services: 1.51%
    200           HCA - The Healthcare Co.                                 6,421
    148           UnitedHealth Group, Inc.                                12,946
     68     @     Wellpoint Health Networks                                4,926
                                                                      ----------
                                                                          24,293
                                                                      ----------
                  Internet: 0.82%
    117     @     Infospace, Inc                                           6,464
    200           Schwab (Charles) Corp.                                   6,725
                                                                      ----------
                                                                          13,189
                                                                      ----------
                  Media: 1.35%
    100     @     Comcast Corp.                                            4,050
    250           Disney (Walt) Co.                                        9,703
    116     @     Viacom, Inc.                                             7,910
                                                                      ----------
                                                                          21,663
                                                                      ----------
                  Oil & Gas Producers: 2.74%
    200           Apache Corp.                                            11,762
    350           Ensco Int'l, Inc.                                       12,592
    400           EOG Resources, Inc.                                     13,400
     65           Exxon Mobil Corp.                                        5,103
     25           Phillips Petroleum Co.                                   1,267
                                                                      ----------
                                                                          44,124
                                                                      ----------
                  Oil & Gas Services: 1.88%
    400           Baker Hughes, Inc.                                      12,800
    150           BJ Services Co.                                          9,375
    200     @     Weatherford Int'l, Inc.                                  8,146
                                                                      ----------
                                                                          30,321
                                                                      ----------
                  Pharmaceuticals: 7.91%
    100     @     Alkermes, Inc.                                           4,712
    200     @     Alza Corp.                                              11,825
    150           Cardinal Health, Inc.                                   11,100
    150     @     COR Therapeutics, Inc.                                  12,797
    107           Eli Lilly & Co.                                         10,687
    149     @     Medimmune, Inc.                                         11,026
    165           Merck & Co., Inc.                                       12,643
    300           Pfizer, Inc.                                            14,400
    400           Schering-Plough Corp.                                   20,200
    150     @     Sepracor, Inc.                                          18,094
                                                                      ----------
                                                                         127,484
                                                                      ----------
                  Pipelines: 2.33%
    200           Dynegy, Inc.                                            14,221
    250           EL Paso Energy Corp.                                    12,734
     50           Enron Corp.                                              3,433
    150           Equitable Resources, Inc.                                7,178
                                                                      ----------
                                                                          37,566
                                                                      ----------
                  Retail: 2.58%
    100     @     AnnTaylor Stores Corp.                                   3,312
    400           Intimate Brands, Inc.                                    8,066
    200     @     Kohls Corp.                                             11,125
    400           Limited Inc.                                             8,716
    150           Nordstrom, Inc.                                          3,700
    352           TJX Companies, Inc.                                      6,702
                                                                      ----------
                                                                          41,621
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Semiconductors: 13.44%
    116      @    Altera Corp.                                         $  11,825
    150      @    Analog Devices, Inc.                                    11,400
     80      @    Applied Materials, Inc.                                  7,250
     75      @    Broadcom Corp.                                          16,420
    200      @    Cypress Semiconductor Corp.                              8,450
    125      @    Globespan, Inc.                                         15,260
    100      @    Infineon Technologies AG ADR                             8,060
            @@
    150           Intel Corp.                                             20,053
    175      @    Intersil Holding Corp.                                   9,461
    200      @    Kla-Tencor Corp.                                        11,712
    250      @    Lam Research Corp.                                       9,375
     95      @    LSI Logic Corp.                                          5,142
    100      @    Marvell Technology Group, Ltd.                           5,700
    175           Micron Technology, Inc.                                 15,411
    123      @    National Semiconductor Corp.                             6,980
    200      @    Novellus Systems, Inc.                                  11,313
     44      @    PMC - Sierra, Inc.                                       7,818
    100      @    Teradyne, Inc.                                           7,350
    105           Texas Instruments, Inc.                                  7,512
     55      @    Triquint Semiconductor, Inc.                             5,263
    200      @    Vitesse Semiconductor Corp.                             14,713
                                                                      ----------
                                                                         216,468
                                                                      ----------
                  Software: 3.49%
    100      @    Alteon Websystems, Inc.                                 10,006
    200      @    Macromedia, Inc.                                        19,337
     83      @    Siebel Systems Inc.                                     13,576
     75      @    VeriSign, Inc.                                          13,238
                                                                      ----------
                                                                          56,157
                                                                      ----------
                  Telecommunications: 11.90%
    100      @    ADC Telecommunications, Inc.                             8,387
    400      @    Andrew Corp.                                            13,425
    165      @    Avanex Corp.                                            15,757
    100      @    Ciena Corp.                                             16,669
    126      @    Digital Lightwave, Inc.                                 12,663
    200      @    Exfo Electro Optical Engineering                         8,775
    125      @    JDS Uniphase Corp.                                      14,984
    100      @    Natural Microsystems Corp.                              11,085
    200           Nortel Networks Corp.                                   13,650
    125      @    Qwest Communications Int'l                               6,211
    100           Scientific-Atlanta, Inc.                                 7,450
     70      @    SDL, Inc.                                               19,963
    200           Sprint Corp. (FON Group)                                10,200
    100      @    Sycamore Networks, Inc.                                 11,038
    100           US West, Inc.                                            8,575
    281      @    Worldcom, Inc.                                          12,891
                                                                      ----------
                                                                        191,723
                                                                      ----------
                  Total Common Stocks
                  (Cost $1,168,516)                                    1,225,777
                                                                      ----------
Principal
 Amount
 ------
SHORT-TERM INVESTMENTS: 21.23%
                  Repurchase Agreements: 21.23%
$   342,000       State Street Repurchase Agreement, 6.20% due
                    07/03/00 (Collateralized by $351,000 U.S.
                    Treasury Notes, 4.875%, Due 03/31/01)
                    Market Value $351,000,                            $  342,000
                                                                      ----------
                  Total Short-Term Investments (Cost $342,000)           342,000
                                                                      ----------
                  Total Investments in Securities
                    (Cost $1,510,516)*                    97.32%      $1,567,777
                  Other Assets and Liabilities-Net         2.68%          43,174
                                                         ------       ----------
                  Net Assets                             100.00%      $1,610,951
                                                         ======       ==========

----------
@    Non-income producing security
@@   Foreign Issuer
ADR  American Depository Receipt

* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                       $  79,943
                  Gross Unrealized Depreciation                         (22,682)
                                                                      ---------
                  Net Unrealized Appreciation                         $  57,261
                                                                      =========

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
  COMMON STOCKS: 76.51%
                  Biotechnology: 7.83%
    100      @    Idec Pharmaceuticals Corp.                             $11,731
     93      @    Incyte Genomics, Inc.                                    7,643
     25      @    Millennium Pharmaceuticals                               2,797
     25      @    PE Corp.-Celera Genomics                                 2,338
     15      @    Protein Design Labs, Inc.                                2,474
                                                                         -------
                                                                          26,983
                                                                         -------
                  Commercial Services: 1.02%
    123      @    Robert Half Int'l, Inc.                                  3,506
                                                                         -------
                  Computers: 6.40%
     51      @    Brocade Communications System                            9,358
     20      @    Juniper Networks, Inc.                                   2,911
     22      @    Redback Networks                                         3,916
     37      @    Sandisk Corp.                                            2,264
     25      @    Silicon Storage Technology, Inc.                         2,208
     50      @    Stratos Lightwave, Inc.                                  1,394
                                                                         -------
                                                                          22,051
                                                                         -------
                  Diversified Financial Service: 1.93%
    149           Capital One Financial Corp.                              6,649
                                                                         -------
                  Electric: 3.44%
    150      @    Calpine Corp.                                            9,862
     56           Montana Power Co.                                        1,978
                                                                         -------
                                                                          11,840
                                                                         -------
                  Electrical Components &
                  Equipment: 1.56%
     47      @    Power-One, Inc.                                          5,355
                                                                         -------
                  Electronics: 2.49%
     96      @    Amphenol Corp.                                           6,354
     34           PE Corp. - PE Biosystems Group                           2,240
                                                                         -------
                                                                           8,594
                                                                         -------
                  Food: 2.30%
    214           Keebler Foods Co.                                      $ 7,945
                                                                         -------
                  Healthcare Services: 1.54%
    174      @    Community Health Systems, Inc.                           2,816
    190      @    Health Management Associates, Inc.                       2,482
                                                                         -------
                                                                           5,298
                                                                         -------
                  Insurance: 0.70%
     86           ACE, Ltd.                                                2,408
                                                                         -------
                  Media: 0.66%
     22      @    Univision Communications, Inc.                           2,277
                                                                         -------
                  Oil & Gas Producers: 3.56%
     42           Apache Corp.                                             2,470
    127      @    Global Marine, Inc.                                      3,580
     57      @    Nabors Industries, Inc.                                  2,369
    100      @    Precision Drilling Corp.                                 3,862
                                                                         -------
                                                                          12,281
                                                                         -------
                  Oil & Gas Services: 5.03%
    239           Baker Hughes, Inc.                                       7,648
     36      @    BJ Services Co.                                          2,250
    113      @    Cooper Cameron Corp.                                     7,458
                                                                         -------
                                                                          17,356
                                                                         -------
                  Pharmaceuticals: 8.60%
    100      @    Celgene Corp.                                            5,888
    124      @    Cephalon, Inc.                                           7,424
     36      @    COR Therapeutics, Inc.                                   3,071
     28      @    Forest Laboratories                                      2,828
     31      @    King Pharmaceuticals, Inc.                               1,360
     64      @    Sepracor, Inc.                                           7,720
     13      @    Vertex Pharmaceuticals, Inc.                             1,370
                                                                         -------
                                                                          29,661
                                                                         -------
                  Pipelines: 2.42%
     50           Dynegy, Inc.                                             3,416
     47           EL Paso Energy Corp.                                     2,394
     73           Kinder Morgan, Inc.                                      2,523
                                                                         -------
                                                                           8,333
                                                                         -------
                  Retail: 4.01%
    130           Talbots, Inc.                                            7,142
    356           TJX Cos., Inc.                                           6,675
                                                                         -------
                                                                          13,817
                                                                         -------
                  Semiconductors: 7.64%
     85      @    Analog Devices, Inc.                                     6,460
     39      @    Credence Systems Corp.                                   2,152
    142      @    Cypress Semiconductor Corp.                              6,000
     44      @    Integrated Device Technology, Inc.                       2,635
    186      @    Lam Research Corp.                                       6,975
     22      @    Triquint Semiconductor, Inc.                             2,105
                                                                         -------
                                                                          26,327
                                                                         -------
                  Software: 7.10%
     15      @    Alteon Websystems, Inc.                                  1,501
     38      @    Clarent Corp.                                            2,717
     36      @    Macromedia, Inc.                                         3,481
     28      @    Micromuse, Inc.                                          4,633
     53      @    Siebel Systems, Inc.                                     8,669
     57      @    Vitria Technology, Inc.                                  3,484
                                                                         -------
                                                                          24,485
                                                                         -------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
MidCap
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Telecommunications: 8.28%
    200      @    Andrew Corp                                            $ 6,712
     79      @    Comverse Technology, Inc.                                7,347
     27      @    Digital Lightwave, Inc.                                  2,713
     90      @    Ditech Communications Corp.                              8,511
     29      @    Natural Microsystems Corp.                               3,261
                                                                         -------
                                                                          28,544
                                                                         -------
                  Total Common Stocks (Cost $255,068)                    263,710
                                                                         -------
                  Total Investments in Securities
                    (Cost $255,068)*                        76.51%      $263,710
                  Other Assets and Liabilities-Net          23.49%        80,948
                                                            -----       --------
                  Net Assets                                100.0%      $344,658
                                                            =====       ========

----------
@    Non-income producing security
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                         $18,337
                  Gross Unrealized Depreciation                          (9,695)
                                                                        -------
                  Net Unrealized Appreciation                           $ 8,642
                                                                        =======

                 See Accompanying Notes to Financial Statements

Pilgrim VP
Growth + Value
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                               Value
  ------                                                               -----

COMMON STOCKS: 93.80%
                  Aerospace/Defense: 1.26%
   38,300    @    Titan Corp.                                        $ 1,713,924
                                                                     -----------
                  Biotechnology: 2.20%
   78,600    @    CuraGen Corp.                                        2,991,713
                                                                     -----------
                  Commercial Services: 2.95%
   45,700    @    Diamond Technology Partners, Inc.                    4,021,600
                                                                     -----------
                  Computers: 8.12%
   35,000    @    Emulex Corp.                                         2,299,063
  135,500    @    Mentor Graphics Corp.                                2,693,062
   39,000    @    Sandisk Corp.                                        2,386,313
   41,700    @    Silicon Storage Technology, Inc.                     3,682,631
                                                                     -----------
                                                                      11,061,069
                                                                     -----------
                  Electrical Components & Equipment: 4.38%
   25,700         C&D Technologies, Inc.                               1,452,050
   26,800    @    Littelfuse, Inc.                                     1,313,200
   28,100    @    Power-One, Inc.                                      3,201,644
                                                                     -----------
                                                                       5,966,894
                                                                     -----------
                  Electronics: 9.23%
   48,700    @    DSP Group, Inc.                                      2,727,200
  101,100    @    Kemet Corp.                                          2,533,819
   33,300         Newport Corp.                                        3,575,588
   98,450    @    Vishay Intertechnology, Inc.                         3,734,947
                                                                     -----------
                                                                      12,571,554
                                                                     -----------
                  Entertainment: 1.36%
   29,000    @    Macrovision Corp.                                    1,853,734
                                                                     -----------
                  Healthcare-Products: 4.70%
   34,200    @    Arthrocare Corp.                                     1,821,150
   37,100    @    Cytyc Corp.                                          1,980,212
   20,000    @    Techne Corp.                                         2,600,000
                                                                     -----------
                                                                       6,401,362
                                                                     -----------
                  Machinery-Diversified: 1.34%
   35,300    @    Cognex Corp.                                         1,826,775
                                                                     -----------
                  Oil & Gas Producers: 1.53%
   35,400         Apache Corp.                                         2,081,963
                                                                     -----------
                  Oil & Gas Services: 3.31%
   72,000    @    BJ Services Co.                                      4,500,000
                                                                     -----------
                  Pharmaceuticals: 2.56%
   47,100    @    Medimmune, Inc.                                      3,485,400
                                                                     -----------
                  Retail: 3.41%
   74,300    @    CDW Computer Centers, Inc.                           4,643,750
                                                                     -----------
                  Semiconductors: 16.30%
   55,000    @    Alpha Industries                                     2,423,438
   46,900    @    Applied Micro Circuits Corp.                         4,631,375
   44,300    @    Kopin Corp.                                          3,067,775
   39,900    @    LTX Corp.                                            1,394,006
   51,700    @    Mattson Technology, Inc.                             1,680,250
   54,999    @    Three-Five Systems, Inc.                             3,244,941
   60,100    @    Triquint Semiconductor, Inc.                         5,750,819
                                                                     -----------
                                                                      22,192,604
                                                                     -----------
                  Software: 11.97%
   46,300         Adobe Systems, Inc.                                  6,019,000
   73,200    @    BroadVision, Inc.                                    3,719,475
   23,200    @    I2 Technologies, Inc.                                2,418,962
   42,800    @    Mercury Interactive Corp.                            4,140,900
                                                                     -----------
                                                                      16,298,337
                                                                     -----------
                  Telecommunications: 19.18%
   25,600    @    Adtran, Inc.                                         1,532,800
   63,700    @    Advanced Fibre Communication                         2,886,406
   49,300    @    Aspect Communications Corp.                          1,938,106
   32,700    @    Digital Lightwave, Inc.                              3,286,350
   33,300    @    MRV Communications, Inc.                             2,239,425
   34,300    @    Powertel, Inc.                                       2,433,156
   93,000    @    Powerwave Technologies, Inc.                         4,092,000
   53,300         Scientific-Atlanta, Inc.                             3,970,850
   13,100    @    SDL, Inc.                                            3,735,956
                                                                     -----------
                                                                      26,115,049
                                                                     -----------
                  Total Common Stocks (Cost $ 96,088,607)            127,725,728
                                                                     -----------
Principal
 Amount
 ------
          SHORT-TERM INVESTMENTS: 5.91%
              Repurchase Agreement: 5.91%
$8,056,000    State Street Repurchase Agreement, 6.2% due
                07/03/00 (Collateralized by $7,645,000 U.S.
                Treasury Notes, 7.500% due 02/15/05, Market
                Value $8,218,375)                                   $  8,056,000
                                                                    ------------
              Total Short-Term Investments (Cost $8,056,000)           8,056,000
                                                                    ------------
              Total Investments (Cost $104,144,607)*      99.71%    $135,781,728
              Other Assets and Liabilities-Net             0.29%         390,607
                                                         ------     ------------
              Total Net Assets                           100.00%    $136,172,335
                                                         ======     ============

----------
@    Non-income producing security
* Cost for federal income tax purposes is $104,273,018. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                        $ 36,949,664
              Gross Unrealized Depreciation                          (5,184,132)
                                                                   ------------
              Net Unrealized Appreciation                          $ 31,765,532
                                                                   ============

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----

 COMMON STOCKS: 91.84%
                  Apparel: 0.27%
  16,500     @    Russell Corp.                                        $ 330,000
                                                                       ---------
                  Auto Parts & Equipment: 0.26%
  22,300          Delphi Automotive Systems                              324,744
                                                                       ---------
                  Biotechnology: 6.17%
  10,800     @    Aclara BioSciences, Inc.                               550,125
  20,700     @    Charles River Laboratories Int'l                       459,281
  18,700     @    Diacrin, Inc.                                          147,263
   8,000     @    Genome Therapeutics Corp.                              243,500
  13,800     @    Incyte Genomics, Inc.                                1,134,188
   4,700     @    Inhale Therapeutic Systems Inc.                        476,903
   9,300     @    Invitrogen Corp.                                       699,389
   9,300     @    Maxygen                                                527,920
   4,500     @    Orchid BioSciences, Inc.                               170,859
   7,700     @    Protein Design Labs, Inc.                            1,270,139
   8,300     @    Sequenom, Inc.                                         376,613
  53,100     @    Texas Biotech Corp.                                  1,008,900
  11,200     @    Visible Genetics, Inc.                                 505,400
                                                                       ---------
                                                                       7,570,480
                                                                       ---------
                  Commercial Services: 3.94%
   9,000     @    Albany Molecular Research, Inc.                        489,937
  16,400     @    Aurora Biosciences Corp.                             1,118,275
  12,900     @    First Health Group Corp.                               423,281
  25,300     @    Heidrick & Struggles, Inc.                           1,597,063
  38,000     @    Korn/Ferry Int'l                                     1,204,125
                                                                       ---------
                                                                       4,832,681
                                                                       ---------

                  Computers: 2.94%
   4,600     @    Foundry Networks, Inc.                                 508,300
   4,800     @    Juniper Networks, Inc.                                 698,700
  27,600     @    Manhattan Associates, Inc.                             690,000
     500     @    Nuance Communications, Inc.                             41,656
   5,100     @    Oni Systems Corp.                                      597,736
   7,200     @    Silicon Storage Technology, Inc.                       635,850
   1,400     @    StorageNetworks, Inc.                                  126,350
   6,500     @    Stratos Lightwave, Inc.                                181,188
     800     @    Turnstone Systems, Inc.                                132,537
                                                                       ---------
                                                                       3,612,317
                                                                       ---------
                  Diversified Financial Service: 1.76%
  19,200     @    CompuCredit Corp.                                      576,000
   7,100          Dain Rauscher Corp.                                    468,600
  24,400          Paine Webber Group, Inc.                             1,110,200
                                                                       ---------
                                                                       2,154,800
                                                                       ---------
                  Electric: 2.28%
  28,300          Cinergy Corp.                                          719,881
  30,400          Kansas City Power & Light                              684,000
  27,200          NiSource, Inc.                                         506,600
  20,400     @    NRG Energy, Inc.                                       372,300
   6,000     @    Sanmina Corp.                                          513,000
                                                                       ---------
                                                                       2,795,781
                                                                       ---------
                  Electrical Components & Equipment: 1.55%
  14,600     @    Advanced Energy Industries                             860,487
   1,400     @    Capstone Turbine Corp.                                  63,088
   8,550     @    Power-One, Inc.                                        974,166
                                                                       ---------
                                                                       1,897,741
                                                                       ---------
                  Electronics: 1.71%
  18,200     @    Packard Biosciences                                    309,400
  19,350          Symbol Technologies, Inc.                            1,044,900
   6,000     @    Waters Corp.                                           748,875
                                                                       ---------
                                                                       2,103,175
                                                                       ---------
                  Environmental Control: 0.02%
   1,300     @    Waste Connections, Inc.                                 25,675
                                                                       ---------
                  Food: 0.80%
  21,800     @    Safeway, Inc.                                          983,725
                                                                       ---------
                  Healthcare-Products: 1.47%
  18,200     @    Cytyc Corp.                                            971,425
  32,200     @    Edwards Lifesciences Corp.                             615,825
  19,300     @    Kensey Nash Corp.                                      214,713
                                                                       ---------
                                                                       1,801,963
                                                                       ---------
                  Healthcare-Services: 6.32%
  45,900     @    Community Health Systems, Inc.                         743,006
  15,300     @    Coventry Health Care, Inc.                             203,920
  14,600     @    Laboratory Corp. of America Holdings                 1,126,025
  69,400     @    LifePoint Hospitals, Inc.                            1,544,150
  24,100     @    Oxford Health Plans                                    573,881
  15,900     @    Quest Diagnostics, Inc.                              1,137,844
  55,100     @    Triad Hospitals, Inc.                                1,332,731
  21,400     @    Trigon Healthcare, Inc.                              1,103,438
                                                                       ---------
                                                                       7,764,995
                                                                       ---------
                  Internet: 0.03%
   1,100     @    Digital Insight Corp.                                   37,400
                                                                       ---------
                  Machinery-Diversified: 0.35%
  28,800          Stewart & Stevenson Services                           433,800
                                                                       ---------
                  Media: 0.76%
  13,700     @    Viacom, Inc.                                           934,169
                                                                       ---------
                  Oil & Gas Producers: 5.99%
  51,200          Cross Timbers Oil Co.                                1,132,800
  39,200          EOG Resources, Inc.                                  1,313,200
   4,600     @    Global Marine, Inc.                                    129,663
  20,400     @    HS Resources, Inc.                                     612,000
  66,700     @    Key Energy Group                                       641,987
   8,300     @    Louis Dreyfus Natural Gas                              259,894
   5,600          Murphy Oil Corp.                                       332,850
  25,300     @    Newfield Exploration Co.                               989,863
  12,600          Phillips Petroleum Co.                                 638,662
  32,400     @    Pride Int'l, Inc.                                      801,900
  19,600     @    Spinnaker Exploration Co.                              502,250
                                                                       ---------
                                                                       7,355,069
                                                                       ---------
                  Oil & Gas Services: 2.53%
  15,500     @    BJ Services Co.                                        968,750
  20,700     @    Dril-Quip                                              967,725
  13,700          Halliburton Co.                                        646,469
  15,700     @    Universal Compression Holdings                         525,950
                                                                       ---------
                                                                       3,108,894
                                                                       ---------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Pharmaceuticals: 10.18%
    15,700   @    Alkermes, Inc.                                      $  739,863
    10,600        Alpharma, Inc.                                         659,850
    19,400   @    Anesta Corp.                                           482,575
    20,000   @    Celgene Corp.                                        1,177,500
    14,400   @    COR Therapeutics, Inc.                               1,228,500
    14,200   @    Cubist Pharmaceuticals, Inc.                           699,350
    17,300   @    Ilex Oncology, Inc.                                    609,825
    47,200   @    Intrabiotics Pharmaceuticals, Inc.                   1,259,650
    12,400   @    Sepracor, Inc.                                       1,495,750
    17,000   @    Syncor Int'l Corp.                                   1,224,000
    18,600   @    Trimeris, Inc.                                       1,300,837
     9,100   @    United Therapeutics Corp.                              986,213
     6,000   @    Vertex Pharmaceuticals, Inc.                           632,250
                                                                      ----------
                                                                      12,496,163
                                                                      ----------
                  Pipelines: 2.67%
    31,100        EL Paso Energy Corp.                                 1,584,156
     7,300        Equitable Resources, Inc.                              352,225
    38,900        Kinder Morgan, Inc.                                  1,344,481
                                                                      ----------
                                                                       3,280,862
                                                                      ----------
                  Retail: 5.42%
     8,500   @    AnnTaylor Stores Corp.                                 281,563
     4,300   @    Brinker Int'l, Inc.                                    125,775
    14,500   @    Factory 2-U Stores, Inc.                               548,281
    23,600   @    Michaels Stores, Inc.                                1,081,175
    68,300   @    MSC Industrial Direct Co.                            1,430,031
    29,800   @    Pacific Sunwear of California                          558,750
    16,500        Talbots, Inc.                                          906,469
     9,800        Tiffany & Co.                                          661,500
    22,200        TJX Cos., Inc.                                         416,250
    25,200   @    Too, Inc.                                              641,025
                                                                      ----------
                                                                       6,650,819
                                                                      ----------
                  Semiconductors: 14.56%
    15,400   @    Analog Devices, Inc.                                 1,170,400
     4,300   @    Applied Micro Circuits Corp.                           424,625
    14,000   @    Asyst Technologies, Inc.                               479,500
    21,400   @    Atmel Corp.                                            789,125
    20,900   @    ATMI, Inc.                                             971,850
    11,000   @    Bookham Technology Plc                                 651,750
     3,800   @    Broadcom Corp.                                         831,962
     7,400   @    Conexant Systems, Inc.                                 359,825
    17,500   @    Cypress Semiconductor Corp.                            739,375
    14,700   @    Exar Corp.                                           1,281,656
    10,400   @    Integrated Device Technology, Inc.                     622,700
    12,300   @    Intersil Holding Corp.                                 664,969
    10,700   @    Lam Research Corp.                                     401,250
    11,800   @    Micrel, Inc.                                           512,563
    18,800   @    Novellus Systems, Inc.                               1,063,375
     9,400   @    PRI Automation, Inc.                                   614,672
    21,800   @    Quicklogic Corp.                                       485,050
    13,100   @    Rudolph Technologies, Inc.                             507,625
     2,400   @    Silicon Image, Inc.                                    119,700
    34,900   @    Therma-Wave, Inc.                                      778,706
     8,000   @    Three-Five Systems, Inc.                               472,000
    14,500   @    Transwitch Corp.                                     1,119,219
     4,900   @    Triquint Semiconductor, Inc.                           468,869
    18,700   @    Varian Semiconductor Equipment                       1,174,594
    11,900   @    Virata Corp.                                           709,537
     5,600   @    Xilinx, Inc.                                           462,350
                                                                      ----------
                                                                      17,877,247
                                                                      ----------
                  Software: 9.82%
     7,400   @    AppNet, Inc.                                           266,400
     6,100   @    Art Technology Group, Inc.                             615,719
    10,800   @    BEA Systems, Inc.                                      533,925
    29,500   @    Caminus Corp                                           722,750
     6,000   @    Clarent Corp.                                          429,000
    15,800   @    Extensity, Inc.                                        541,150
    21,000   @    Manugistics Group, Inc.                                981,750
     6,600   @    Micromuse, Inc.                                      1,092,197
     8,900   @    Net Perceptions, Inc.                                  141,287
    12,900   @    Network Associates, Inc.                               262,837
    10,500   @    Numerical Technologies, Inc.                           510,563
    30,000   @    Open Market, Inc.                                      414,375
    22,000   @    OTG Software, Inc.                                     628,375
    15,900   @    PC-Tel, Inc.                                           604,200
       400   @    RADVision Limited                                       11,175
     5,300   @    Rational Software Corp.                                492,569
    28,700   @    Serena Software, Inc.                                1,303,159
     5,800   @    Siebel Systems, Inc.                                   948,663
     6,300   @    Universal Access, Inc.                                 154,350
     1,720   @    VeriSign, Inc.                                         303,580
     3,400   @    Webmethods, Inc.                                       534,437
    22,600   @    Websense, Inc                                          567,825
                                                                      ----------
                                                                      12,060,286
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
SmallCap
Opportunities
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
                  Telecommunications: 10.04%
    32,900   @    Andrew Corp.                                       $ 1,104,206
    17,000   @    Digital Lightwave, Inc.                              1,708,500
     9,600   @    Ditech Communications Corp.                            907,800
    40,900   @    Glenayre Technologies, Inc.                            432,006
    33,600   @    I3 Mobile, Inc                                         617,400
    14,400   @    Mck Communications, Inc.                               333,000
    14,000   @    Natural Microsystems Corp.                           1,574,125
    15,600   @    Nextel Communications, Inc.                            954,525
    14,200        Nortel Networks Corp.                                  969,150
     8,200        SBC Communications, Inc.                               354,650
     6,600   @    SDL, Inc.                                            1,882,237
     4,800   @    Sycamore Networks, Inc.                                529,800
     5,800   @    TeleCorp PCS, Inc                                      233,813
    10,200   @    Tritel, Inc.                                           302,813
     7,200   @    Triton PCS Holdings, Inc.                              415,800
                                                                     -----------
                                                                      12,319,825
                                                                     -----------
                  Total Common Stocks (Cost $ 84,760,289)            112,752,610
                                                                     -----------
Principal
 Amount
 ------

      SHORT-TERM INVESTMENTS: 9.44%
                  Repurchase Agreement: 9.44%
$11,592,000       State Street Bank & Trust Repurchase Agreement,
                    6.200% due 07/03/00 (Collateralized by
                    $11,065,000 U.S. Treasury Notes, 7.875%
                    Due 11/15/04, Market Value $11,825,719)        $ 11,592,000
                                                                   ------------
                  Total Short-Term Investments
                    (Cost $11,592,000)                               11,592,000
                                                                   ------------
                  Total Investments in Securities
                    (Cost $96,352,289)*                  101.28%   $124,344,610
                  Other Assets and Liabilities-Net        -1.28%     (1,576,579)
                                                         ------    ------------
                  Net Assets                             100.00%   $122,768,031
                                                         ======   =============

----------
@    Non income producing security
* Cost for federal income tax purposes is $52,799,517. Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                   $  31,615,721
                  Gross Unrealized Depreciation                      (3,590,988)
                                                                  -------------
                  Net Unrealized Appreciation                     $  28,024,733
                                                                  =============

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                Value
  ------                                                                -----

  COMMON STOCKS: 91.35%
                  BRAZIL: 7.58%
   37,700         Banco Bradesco SA ADR                               $  328,366
      204         Brasil Telecom Participacoes SA ADR                     14,905
   63,800         Centrais Eletricas Brasileiras ADR                     648,980
    1,090         Centrais Geradoras do Sul do Brasil ADR                  6,616
   15,600         Petroleo Brasileiro SA ADR                             471,299
      102         Tele Celular Sul Participacoes ADR                       4,616
      340         Tele Centro Oeste Celular Partipacoes SA ADR             4,080
       20         Tele Leste Celular Participacoes SA ADR                    885
       51         Tele Nordeste Celular Participacoes SA ADR               3,532
       20         Tele Norte Celular Participacoes SA ADR                  1,015
   25,839         Tele Norte Leste Participacoes SA ADR                  610,446
       51         Telemig Celular Participacoes SA ADR                     3,647
      408         Telesp Celular Participacoes SA ADR                     18,309
                                                                      ----------
                                                                       2,116,696
                                                                      ----------
                  CANADA: 0.75%
   12,400    @    Sun Life Financial Services                            209,250
                                                                      ----------
                  CHINA: 0.90%
1,202,000    @    PetroChina Co., Ltd.                                   249,790
                                                                      ----------
                  FRANCE: 8.35%
    8,500         Alcatel SA                                             557,497
    3,500         Eridania Beghin-Say                                    342,833
   19,500         Michelin (C.G.D.E.)                                    625,706
    5,244         Total Fina Elf SA                                      804,036
                                                                      ----------
                                                                       2,330,072
                                                                      ----------
                  GERMANY: 5.26%
    7,600         BASF AG                                                305,465
   19,600         Bayerische Motoren Werke AG                            592,239
    5,200         Deutsche Telekom                                       296,874
      870         Muenchener Rueckversicher                              273,264
                                                                      ----------
                                                                       1,467,842
                                                                      ----------

                  HONG KONG: 1.88%
   32,799         First Pacific Co.                                       11,150
   69,283         Jardine Matheson Holdings, Ltd.                        303,459
   36,000         Swire Pacific, Ltd.                                    211,044
                                                                      ----------
                                                                         525,653
                                                                      ----------
                  IRELAND: 2.28%
   15,446         Allied Irish Banks PLC                                 138,320
   79,400         Bank of Ireland                                        496,890
                                                                      ----------
                                                                         635,210
                                                                      ----------
                  ITALY: 2.60%
   64,700         ENI SpA                                                373,703
   25,700         Telecom Italia SpA                                     353,316
                                                                      ----------
                                                                         727,019
                                                                      ----------
                  JAPAN: 11.80%
    7,000         Daiichi Pharmaceutical Co., Ltd.                       177,466
   46,000         Daiwa House Industry Co., Ltd.                         335,554
   25,000         Hitachi, Ltd.                                          360,492
   54,000         Komatsu, Ltd.                                          379,662
   12,000         Matsushita Electric Industrial                         311,013
  147,000         Mitsubishi Heavy Industries, Ltd.                      651,147
  122,000         Nippon Mitsubishi Oil Corp.                            558,805
   45,100         Tokio Marine & Fire Insurance                          520,262
                                                                      ----------
                                                                       3,294,401
                                                                      ----------
                  MEXICO: 2.46%
   12,000         Telefonos de Mexico SA ADR                             685,500
                                                                      ----------
                  NETHERLANDS: 3.08%
   12,738         ING Groep NV                                           860,997
                                                                      ----------
                  NEW ZEALAND: 1.80%
  143,700         Telecom Corp. of New Zealand                           502,202
                                                                      ----------
                  PORTUGAL: 1.89%
   47,026         Portugal Telecom                                       527,974
                                                                      ----------
                  SINGAPORE: 0.90%
   19,615         DBS Group Holdings, Ltd.                               252,144
                                                                      ----------
                  SOUTH AFRICA: 2.81%
   32,300         De Beers Consolidated Mines, Ltd.                      785,483
                                                                      ----------
                  SPAIN: 1.76%
   27,333         Banco Bilbao Vizcaya Argentaria                        408,384
      441         Telefonica SA ADR                                       28,257
    3,000         Union Electrica Fenosa SA                               54,275
                                                                      ----------
                                                                         490,916
                                                                      ----------
                  SWITZERLAND: 2.45%
      200         Nestle SA                                              400,294
      820    @    Swisscom AG                                            284,007
                                                                      ----------
                                                                         684,301
                                                                      ----------
                  UNITED KINGDOM: 31 95.%
   66,700         Allied Zurich PLC                                      788,721
  103,000         BAE Systems PLC                                        642,100
   88,000         British American Tobacco PLC                           587,204
   26,000         British Telecom PLC                                    335,969
  124,191         Diageo PLC                                           1,114,326
   52,000    @    HSBC Holdings PLC                                      595,343
   28,400         Imperial Chemical Industries PLC                       225,389
  284,500         Marks & Spencer PLC                                    999,782
  127,500         National Power PLC                                     812,195
   62,300         Reckitt Benckiser PLC                                  697,569
   64,954         Royal & Sun Alliance Insurance                         421,629
  100,900    @    South African Breweries PLC                            737,023
  159,000         Unilever PLC                                           962,331
                                                                      ----------
                                                                       8,919,581
                                                                      ----------
                  VENEZUELA: 0.85%
    8,770         Compania Anonima Nacional Telefonos ADR                238,433
                                                                      ----------
                  Total Common Stocks (Cost $22,349,999)              25,503,463
                                                                      ----------

                  See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued) (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount
 ------
                  Repurchase Agreements: 9.49%
$2,649,000        State Street Repurchase Agreement, 6.200%
                    due 07/03/00 (Collateralized by
                    $2,195,000 U.S. Treasury Notes,
                    8.125% Due 05/21/21 Market Value
                    $2,702,594)                                     $ 2,649,000
                                                                    -----------
                  Total Short-Term Investments
                    (Cost $2,649,000)                                 2,649,000
                                                                    -----------
                  Total Investments in Securities
                    (Cost $24,998,999)*               100.84%       $28,152,463
                  Other Assets and Liabilities-Net     -0.84%          (233,595)
                                                      ------        -----------
                  Net Assets                          100.00%       $27,918,868
                                                      ======        ===========

----------
@    Non-income producing security
ADR  American Depository Receipt

Cost for federal income tax purposes is $25,377,144.
Net unrealized appreciation consists of:

                  Gross Unrealized Appreciation                     $ 4,391,795
                  Gross Unrealized Depreciation                        (859,692)
                                                                    -----------
                  Net Unrealized Appreciation                       $ 3,532,103
                                                                    ===========

                 See Accompanying Notes to Financial Statements

Pilgrim VP
International
Value
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued) (Unaudited)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace/Defense                                                      2.30%
Agriculture                                                            1.23%
Auto Manufacturers                                                     2.12%
Auto Parts & Equipment                                                 2.24%
Banks                                                                 11.03%
Beverages                                                              6.64%
Chemicals                                                              1.91%
Electric                                                               5.45%
Electrical Components & Equipment                                      1.29%
Food                                                                   4.88%
Holding Companies-Diversified                                          1.89%
Home Builders                                                          1.20%
Home Furnishings                                                       1.11%
Household Products/Wares                                               2.50%
Insurance                                                              7.93%
Machinery-Construction & Mining                                        1.36%
Mining                                                                 2.81%
Miscellaneous Manufacturing                                            2.33%
Oil & Gas Producers                                                    8.80%
Pharmaceuticals                                                        0.63%
Retail                                                                 3.58%
Telecommunications                                                    16.01%
Tobacco                                                                2.11%
Short-Term Investments                                                 9.49%
Other Assets and Liabilities, Net                                     -0.84%
                                                                     ------
NET ASSETS                                                           100.00%
                                                                     ======

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

           PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

 Principal
  Amount                                                                Value
  ------                                                                -----
                    CORPORATE BONDS: 79.79%
                    Automotive: 0.05%
$  500,000          Safelite Glass Corp., 9.875%, due 12/15/06        $    6,875
                                                                      ----------
                    Broadcasting: 2.08%
   100,000          Capstar Broadcasting Partners, 9.250%,
                    due 07/01/07                                         102,500
   200,000          Sinclair Broadcasting Group, Inc., 8.750%,
                    due 12/15/07                                         177,000
                                                                      ----------
                                                                         279,500
                                                                      ----------
                    Business Services: 3.13%
   500,000          Allied Waste North America, Inc., 10.000%,
                    due 08/01/09                                         420,000
                                                                      ----------
                    Cable & DBS: 23.79%
   500,000          Adelphia Communications Corp., 7.875%,
                    due 05/01/09                                         423,750
   500,000          Charter Communication Holdings, LLC, 8.625%,
                    due 04/01/09                                         441,875
   500,000    @     Diva Systems Corp., 0/12.625%, due 03/01/08          240,000
   750,000          Echostar DBS Corp., 9.250%, due 02/01/06             733,125
   600,000    @     NTL, Inc., 0/9.750%, due 04/01/08                    376,500
   500,000    @@    Star Choice Communications, 13.000%,
                    due 12/15/05                                         515,625
   500,000    @@    United Pan Europe NV, 13.750%, due 02/01/10          237,500
   250,000    #     XM Satellite Radio Inc., 14.000%, 03/15/10           221,250
                                                                      ----------
                                                                       3,189,625
                                                                      ----------
                    Communications-Internet: 5.42%
   250,000    #     Colo.com, 13.875%, due 03/15/10                      270,000
   250,000    #     Exodus Communications, 11.625%, due 07/15/10         250,000
   250,000          Globix Corp., 12.500%, due 02/01/10                  206,250
                                                                      ----------
                                                                         726,250
                                                                      ----------
                    Communications-Wireless: 3.87%
$ 750,000     @     Crown Castle Int'l Corp., 0/11.250%%,
                    due 08/01/11                                         472,500
    80,000   # @    Ubiquitel Operating Co., 0/14.000%,
                    due 04/15/10                                          46,700
                                                                      ----------
                                                                         519,200
                                                                      ----------
                    Communications-Wireline: 18.29%
   500,000   @@@    Call Net Enterprises, Inc., 0/14.000%,
                    due 08/15/08                                         195,000
   250,000    @@    Global Crossing Holding, Ltd., 9.500%,
                    due 11/15/09                                         242,500
   500,000    @     ICG Holdings, Inc., 0/12.500%, due 05/01/06          416,250
   750,000          Nextel Communications, 9.375%, due 11/15/09          720,000
   500,000          Nextlink Communications, 10.750%, due 11/15/08       495,000
   125,000    #     SA Telecommunications, Inc., 10.000%,
                    due 08/15/06                                               0
   500,000          Viatel, Inc., 11.500%, due 03/15/09                  382,500
                                                                      ----------
                                                                       2,451,250
                                                                      ----------
                    Containers, Packaging, Glass: 1.01%
   362,000          Indesco Int'l, Inc., 9.750%, due 04/15/08            135,750
                                                                      ----------
                    Equipment Rental: 1.82%
   250,000          Penhall Int'l, 12.000%, due 08/01/06                 243,750
                                                                      ----------
                    Finance, Insurance, Banking: 1.76%
   250,000          MFN Financial Corp., 10.000%, due 03/23/01           236,250
                                                                      ----------
                    Food, Beverage, Tobacco: 6.99%
   450,000    @@    Fage Dairy Industries SA, 9.000%, due 02/01/07       362,250
   500,000          North Atlantic Trading, Inc., 11.000%,
                    due 06/15/04                                         453,750
   150,000          Standard Commercial Corp., 8.875%, due 08/01/05      120,750
                                                                      ----------
                                                                         936,750
                                                                      ----------
                    Gaming & Lottery: 1.87%
   250,000          Park Place Entertainment, 9.375%, due 02/15/07       251,250
                                                                      ----------
                    Homebuilding, Building Materials: 1.84%
   250,000    #     Dayton Superior Corp., 13.000%, due 06/15/09         246,250
                                                                      ----------
                    Paper & Forest Products: 1.46%
   250,000    @@    Domain Industries, Ltd., 8.750%, due 03/15/04        195,000
                                                                      ----------
                    Restaurants: 2.24%
   500,000          Romacorp, Inc., 12.000%, due 07/01/06                300,000
                                                                      ----------
                    Retail: 1.04%
   200,000          Toms Foods, Inc., 10.500%, due 11/01/04              140,000
                                                                      ----------
                    Shipping: 2.43%
   400,000    @@    Equimar Shipholdings, Ltd., 9.875%, due 07/01/07      78,720
   300,000          Ultralpetrol Bahamas, Ltd., 10.500%,
                    due 04/01/08                                         247,500
                                                                      ----------
                                                                         326,220
                                                                      ----------
                    Steel: 0.70%
   100,000          WCI Steel, Inc., 10.000%, due 12/01/04                93,500
                                                                      ----------
                    Total Corporate Bonds (Cost $12,725,401)          10,697,420
                                                                      ----------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued) (Unaudited)
--------------------------------------------------------------------------------

  Shares                                                                  Value
  ------                                                                  -----
 COMMON STOCK: 0.07%
                     Health Care: 0.01%
     6,192     @     Intracel Corp.                                      $ 1,547
                                                                         -------
                     Manufacturing: 0.06%
       150           Jordan  Telecommunications                            7,800
                                                                         -------
                     Total Common Stock (Cost $131,683)                    9,347
                                                                         -------
 PREFERRED STOCK: 3.99%
                     Broadcasting: 1.14%
     1,520           Paxson Communications Corp.                         152,380
                                                                         -------
                     Communications-Wireline: 2.85%
     4,232           Adelphia Business  Solutions                        381,935
                                                                         -------
                     Total Preferred Stock (Cost $520,262)               534,315
                                                                         -------

  Number of
  Warrants                                                                Value
  --------                                                                -----
  WARRANTS: 0.44%
                     Cabel & DBS: 0.16%
     1,500           Diva Systems Corp                                  $ 21,375
                                                                        --------
                     Communications-Internet: 0.00%
       100           Unifi Communications, Inc.                               --
                                                                        --------
                     Communications-Wireless: 0.00%
     3,000           Geotek Communications, Inc.                              30
                                                                        --------
                     Communications-Wireline: 0.20%
       150           Adelphia Business Solutions                          26,288
                                                                        --------
                     Food, Beverage, Tobacco: 0.08%
       295     #     Packaged Ice, Inc.                                 $ 10,399
                                                                        --------
                     Retail: 0.00%
       666           Dairy Mart Convenience Stores                           400
                                                                        --------
                     Steel: 0.00%
       500           Sheffield Steel Corp.                                   --
                                                                        --------
                     Total Warrants (Cost $15,333)                        58,492
                                                                        --------

                 See Accompanying Notes to Financial Statements

Pilgrim VP
High Yield
Bond
Portfolio

     PORTFOLIO OF INVESTMENTS as of June 30, 2000 (Continued) (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount
 ------
SHORT-TERM INVESTMENTS: 17.92%

                  Repurchase Agreement: 17.92%
$2,403,000        State Street Repurchase Agreement, 6.200% due
                    07/03/00 (Collateralized by $4,605,000 U.S.
                    Treasury Notes, 6.375% Due 09/30/2001
                    Market Value $4,735,552)                        $ 2,403,000
                  Total Short-Term Investments (Cost $2,403,000)      2,403,000
                                                                    -----------
                  Total Investments in Securities
                    (Cost $15,795,679)*                102.21%      $13,702,574
                  Other Assets and Liabilities-Net      -2.21%         (296,523)
                                                       ------       -----------
                  Net Assets                           100.00%      $13,406,051
                                                       ======       ===========

----------
@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
@@   Foreign Issuer
* Cost for federal income tax purposes is $15,798,048. Net unrealized depreciation consists of:

                  Gross Unrealized Appreciation                     $   116,050
                  Gross Unrealized Depreciation                      (2,209,155)
                                                                    -----------
                  Net Unrealized Depreciation                       $(2,093,105)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

                                                             Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408

                                                                  Transfer Agent
                                       State Street Bank Transfer Agent Services
                                                                1 Heritage Place
                                                          North Quincy, MA 02171

                                                                       Custodian
                                                     State Street Bank and Trust
                                                                1 Heritage Place
                                                          North Quincy, MA 02171

                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

Prospectus containing more complete information regarding the Portfolio, including charges and expenses, may be obtained by calling Pilgrim Variable Products Trust at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

                                VPTRUSTSEMI063000